Filed Pursuant to Rule 433
                                                    Registration No.: 333-132809


                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2007-NC1 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                 $1,798,492,000
                                  (Approximate)
                                 GSAMP 2007-NC1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

                Approximate
                 Principal       Primary                           Initial      Estimated                        Expected
                  Balance       Collateral       Expected       Pass-Through    Avg. Life   Principal Payment   Moody's/S&P
Certificates     ($)(1)(4)        Group       Credit Support       Rate(5)      (yrs)(2)      Window(2)(3)      Ratings(6)
------------   -------------   ------------   --------------    -------------   ---------   -----------------   -----------
A-1              494,299,000     Group I               24.45%   LIBOR + [__]%        2.07     03/07 - 05/13       Aaa/AAA
A-2A             500,253,000     Group II              24.45%   LIBOR + [__]%        1.00     03/07 - 12/08       Aaa/AAA
A-2B             151,745,000     Group II              24.45%   LIBOR + [__]%        2.00     12/08 - 04/09       Aaa/AAA
A-2C             205,840,000     Group II              24.45%   LIBOR + [__]%        3.00     04/09 - 08/12       Aaa/AAA
A-2D              83,427,000     Group II              24.45%   LIBOR + [__]%        6.17     08/12 - 05/13       Aaa/AAA
M-1               78,856,000   Group I & II            20.30%   LIBOR + [__]%        3.87     09/10 - 04/11       Aa1/AA+
M-2               77,906,000   Group I & II            16.20%   LIBOR + [__]%        4.76     04/11 - 03/13       Aa2/AA
M-3               41,803,000   Group I & II            14.00%   LIBOR + [__]%        6.26     03/13 - 05/13       Aa3/AA-
M-4               39,904,000   Group I & II            11.90%   LIBOR + [__]%        4.48     07/10 - 05/13        A1/A+
M-5               36,102,000   Group I & II            10.00%   LIBOR + [__]%        4.44     06/10 - 05/13        A2/A
M-6               25,652,000   Group I & II             8.65%   LIBOR + [__]%        4.41     06/10 - 05/13        A3/A-
M-7               23,752,000   Group I & II             7.40%   LIBOR + [__]%        4.39     05/10 - 05/13      Baa1/BBB+
M-8               16,152,000   Group I & II             6.55%   LIBOR + [__]%        4.38     05/10 - 05/13      Baa2/BBB
M-9               22,801,000   Group I & II             5.35%   LIBOR + [__]%        4.36     04/10 - 05/13      Baa3/BBB-
------------   -------------   ------------   --------------    -------------   ---------   -----------------   -----------
Total          1,798,492,000

Non-Offered Certificates
------------------------
B-1               33,253,000   Group I & II             3.60%   LIBOR + [___]%     N/A             N/A              N/A
B-2               27,552,000   Group I & II             2.15%   LIBOR + [___]%     N/A             N/A              N/A
------------   -------------   ------------   --------------    -------------   ---------   -----------------   -----------
Total             60,805,000

(1) The principal balances of the certificates are calculated based on mortgage loan balances as of the statistical calculation date, rolled one month forward using 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms -- Pricing Prepayment Assumption" and to a 10% clean-up call on all certificates.
(3) The final scheduled distribution date for the certificates is the distribution date in February 2037.
(4) The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the LIBOR Certificates" section of this term sheet for more information on the pass-through rates of the certificates.
(6) The ratings on the certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of interest on the certificates other than accrued certificate interest (as described in this term sheet) or the possibility that a holder of a certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(7)
------------------------------

                                                              Group I                          Group II                  Aggregate
                                                  -------------------------------   -----------------------------     --------------
                                                  Adjustable-Rate    Fixed-Rate     Adjustable-Rate    Fixed-Rate
                                                  ---------------    ------------   ---------------    ----------
Aggregate Scheduled Principal Balance:(8)            $519,880,847    $139,204,677      $997,364,283    $257,569,370   $1,914,019,177
Number of Mortgage Loans:                                   2,674             925             3,806           2,395            9,800
Average Scheduled Principal Balance:                     $194,421        $150,492          $262,051        $107,545         $195,308
Weighted Average Gross Interest Rate:                      8.301%          8.087%            8.060%          9.251%           8.288%
Weighted Average Net Interest Rate:(9)                     7.791%          7.577%            7.550%          8.741%           7.778%
Weighted Average Current FICO Score:                          600             619               629             644              622
Weighted Average Original LTV Ratio:                       79.41%          73.99%            82.30%          54.34%           77.15%
Weighted Average Combined Original LTV Ratio:(10)          79.41%          76.03%            82.30%          86.55%           81.63%
Weighted Average Combined LTV with Silent                  82.29%          77.83%            89.68%          89.60%           86.80%
Seconds:(11)
Weighted Average Stated Remaining Term (months):              359             350               359             357              358
Weighted Average Seasoning (months):                            1               1                 1               2                1
Weighted Average Months to Roll:(11)                           24               0                24               0               24
Weighted Average Gross Margin:(11)                         6.267%          0.000%            6.173%          0.000%           6.205%
Weighted Average Initial Rate Cap:(11)                     1.994%          0.000%            1.996%          0.000%           1.995%
Weighted Average Periodic Rate Cap:(11)                    1.497%          0.000%            1.498%          0.000%           1.497%
Weighted Average Gross Maximum Lifetime Rate:(11)         15.295%          0.000%           15.056%          0.000%          15.138%
Percentage of Mortgage Loans with Silent                   12.44%           8.16%            30.44%          12.08%           21.46%
Seconds:(12)
Weighted Average Debt to Income Ratio at                   42.15%          41.74%            41.54%          40.92%           41.64%
Origination:
Percentage of Mortgage Loans with Mortgage                  0.00%           0.00%             0.00%           0.00%            0.00%
Insurance:

(7) All percentages calculated in this table are based on scheduled principal balances unless otherwise noted as of the statistical calculation date.
(8) The initial aggregate principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.
(9) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.
(10) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate lien mortgage loans outside of the mortgage pool secured by the same mortgaged properties, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(11) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(12) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime, first and second lien, adjustable and fixed-rate mortgage loans (the "Mortgage Loans"). All the underlying loans were originated or acquired by New Century Mortgage Corporation.

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.15%, and excess spread.

o All of the Mortgage Loans will be serviced by Avelo Mortgage, L.L.C ("Avelo"). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent, and will be required to monitor the performance of the servicer.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA07NC1" and on Bloomberg as "GSAMP 07-NC1".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,476,797,395. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each distribution date prior to the termination of the swap agreement, the trust will be obligated to pay to the swap provider an amount equal to a per annum rate of 5.19% (on an actual/360 basis), on the swap notional amount and the trust will be entitled to receive from the swap provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap"). Under the interest rate cap agreement, on each Distribution Date commencing on April 2007 and ending on February 2012, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the cap agreement), over (ii) 6.00%, (y) the cap notional amount as set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. The cap notional amount will amortize in accordance with the attached Interest Rate Cap schedule.

o The offered certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:           February 20, 2007

Statistical Calculation          January 1, 2007
Date:

Cut-off Date:                    February 1, 2007

Expected Pricing Date:           On or prior to January 25, 2007

First Distribution Date:         March 26, 2007

Key Terms
---------

Offered Certificates:            Class A and Class M Certificates

Class A Certificates:            Class A-1 and Class A-2 Certificates

Class A-2 Certificates:          Class A-2A, Class A-2B, Class A-2C and Class
                                 A-2D Certificates

Sequential Class M               Class M-1, Class M-2 and Class M-3 Certificates
Certificates:

Class M Certificates:            Sequential Class M Certificates and Class M-4,
                                 Class M-5, Class M-6, Class M-7,
                                 Class M-8 and Class M-9 Certificates

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B Certificates:            Class B-1 and Class B-2 Certificates

Non-Offered Certificates:        Class B Certificates and Residual Certificates

Residual Certificates:           Class R, Class RC and Class RX Certificates

LIBOR Certificates:              Offered Certificates and Class B Certificates

Depositor:                       GS Mortgage Securities Corp.

Lead Manager:                    Goldman, Sachs & Co.

Servicer:                        Avelo is expected to service the Mortgage Loans
                                 in this deal once the servicing transfers are completed.

                                 As of the closing date, all of the Mortgage
                                 Loans will be interim serviced by New Century Mortgage Corporation, and will be transferred to Avelo after the Closing Date. The servicing transfers are expected to be completed by May 1, 2007. Although the transfer of servicing with respect to those Mortgage Loans is scheduled to occur by May 1, 2007, all transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons.

Trustee:                         LaSalle Bank National Association

Master Servicer and              Wells Fargo Bank, N.A.
Securities Administrator:

Custodians:                      Deutsche Bank National Trust Company

Swap and Cap Provider:           Goldman Sachs Mitsui Marine Derivative
                                 Products, L.P.

Servicing Fee Rate:              50 bps

Master Servicing and             Approximately 1 bp
Securities Administrator
Fee Rate:

Expense Fee:                     The aggregate of the Servicing Fee at the
                                 Servicing Fee Rate and the Master Servicing and
                                 Securities Administrator Fee at the Master
                                 Servicing and Securities Administrator Fee Rate

Expense Fee Rate:                The Servicing Fee Rate and the Master Servicing
                                 and Securities Administrator Fee Rate

Distribution Date:               25th day of the month or the following business
                                 day

Record Date:                     For any Distribution Date, the last business
                                 day of the Interest Accrual Period (as defined below)

Delay Days:                      0 day delay on all LIBOR Certificates

Prepayment Period:               The calendar month prior to the Distribution
                                 Date

Due Period:                      The period commencing on the second day of the
                                 calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                       Actual/360 basis

Interest Accrual Period:         From the prior Distribution Date to the day
                                 prior to the current Distribution Date (except for the initial Interest Accrual Period for which interest will accrue from the Closing
                                 Date).

Pricing Prepayment               Adjustable-rate Mortgage Loans: CPR starting at
Assumption:                      5% CPR in the first month of the mortgage loan
                                 (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                 Fixed-rate Mortgage Loans: CPR starting at 5% CPR in the first month of the mortgage



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                 loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                  The trust will consist of subprime, first and
                                 second lien, fixed-rate and adjustable-rate residential mortgage loans.

Group I Mortgage Loans:          Approximately $659,085,524 of Mortgage Loans
                                 with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:         Approximately $1,254,933,653 of Mortgage Loans
                                 with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Excess Spread:                   The initial weighted average net interest rate
                                 of the Mortgage Loans will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage Loan balances as of the Statistical Calculation
                                 Date, rolled one month forward using 8% CPR:

                                 Initial Gross WAC:(1)                             8.2877%
                                   Less Fees & Expenses:(2)                        0.5100%
                                                                             ---------------------
                                 Net WAC:(1)                                       7.7777%
                                   Less Initial LIBOR Certificate Interest         5.4951%
                                   Rate (Approx.):(3)
                                   Plus Initial Net Swap Inflow:(3)                0.1181%
                                                                             ---------------------
                                 Initial Excess Spread:(1)                         2.4007%

                                 (1) This amount will vary on each
                                     Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.
                                 (2) Assumes a fee of 51 bps.
                                 (3) Assumes 1-month LIBOR equal to 5.342%,
                                     initial marketing spreads and a 30-day
                                     month. This amount will vary on each
                                     Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:              Yes, as to principal and interest, subject to
                                 recoverability

Compensating Interest:           Each Servicer will pay compensating interest
                                 equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                                 Loans for the related Distribution Date
                                 resulting from voluntary principal prepayments on the Mortgage Loans during the related
                                 Prepayment Period and (B) one-half of the applicable Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:          The transaction has a 10% optional clean-up
                                 call.

Rating Agencies:                 Standard & Poor's Ratings Services, a division
                                 of The McGraw-Hill Companies, Inc. and Moody's
                                 Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:            $25,000 with regard to each of the Offered
                                 Certificates

Legal Investment:                It is anticipated that the Offered Certificates
                                 will not be SMMEA eligible.

ERISA Eligible:                  Underwriter's exemption is expected to apply to
                                 the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                   Portions of the trust will be treated as
                                 multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                 The Offered Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Basis risk interest carry forward payments will be treated as payments under a notional principal contract for federal income tax purposes.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                 The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your circumstances form an independent tax advisor.

Registration Statement and       This term sheet does not contain all
Prospectus:                      information that is required to be included in
                                 a registration statement, or in a base
                                 prospectus and prospectus supplement.
                                 The Depositor has filed a registration
                                 statement (including the Prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the
                                 Depositor or Goldman, Sachs & Co., the
                                 underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                 The registration statement referred to above
                                 (including the Prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink: http://sec.gov/Archives/edgar/data/
                                 807641/000091412106000903/gs886094-s3.txt

Risk Factors:                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                 INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                 DESCRIPTION OF INFORMATION THAT SHOULD BE
                                 CONSIDERED IN CONNECTION WITH AN INVESTMENT IN
                                 THE OFFERED CERTIFICATES.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.15% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of LIBOR Certificates to the required distributions on the more senior classes of LIBOR Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate LIBOR Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)  the Distribution Date occurring in March 2010; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 48.90%.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

           Initial Credit Enhancement
Class              Percentage(1)            Stepdown Date Percentage
-----      --------------------------       ------------------------
  A                   24.45%                          48.90%
 M-1                  20.30%                          28.00%
 M-2                  16.20%                          28.00%
 M-3                  14.00%                          28.00%
 M-4                  11.90%                          23.80%
 M-5                  10.00%                          20.00%
 M-6                   8.65%                          17.30%
 M-7                   7.40%                          14.80%
 M-8                   6.55%                          13.10%
 M-9                   5.35%                          10.70%
 B-1                   3.60%                           7.20%
 B-2                   2.15%                           4.30%

(1) Includes initial overcollateralization percentage.


Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 32.70% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


    Distribution Dates                    Cumulative Realized Loss Percentage
--------------------------    ------------------------------------------------------------
March 2009 - February 2010                     1.60% for the first month,
                              plus an additional 1/12th of 2.00% for each month thereafter
March 2010 - February 2011                     3.60% for the first month,
                              plus an additional 1/12th of 2.00% for each month thereafter
March 2011 - February 2012                     5.60% for the first month,
                              plus an additional 1/12th of 1.65% for each month thereafter
March 2012 - February 2013                     7.25% for the first month,
                              plus an additional 1/12th of 0.85% for each month thereafter
March 2013 and thereafter                                8.10%

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [__]% ([__]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the trust, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or the applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any, and any cap payment from the Interest Rate Cap (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

     (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

     (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

     (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 51.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 82.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

lesser of: (A) the product of (i) approximately 95.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)    concurrently,

        (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

        (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

(A) On each Distribution Date (1) prior to the Stepdown Date or (2) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)     sequentially:

        (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

        (b)     concurrently,

                (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

                (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
        (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

        to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

(B) On each Distribution Date (1) on or after the Stepdown Date and (2) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)     concurrently,

        (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

        (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) sequentially, in ascending numerical order, to the Sequential Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their respective class certificates balances have been reduced to zero,

(iii) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

(v) certain swap termination payments to the Supplemental Interest Trust, and

(vi) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then to the Sequential Class M Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates, the lesser of (x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero; and

(vii)   to the holders of the Class X certificates, any remaining amounts.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the class certificate balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A Certificates pursuant to clause (A) above under the subheading "Principal Distributions on the Certificates" above will be included as part of the distributions pursuant to clause (B) above under the subheading "Principal Distributions on the Certificates" above.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the Swap Provider or received from the Swap Provider and cap payments to the trust from the Interest Rate Cap Agreement. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)    to the certificateholders, to pay interest according to sections (ii),
        (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)    to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

Product                    No Penalty     0-12 Months     13-24 Months    25-36 Months    37-48 Months    49-60 Months
----------------------     ------------   -------------   -------------   -------------   -------------   -------------
10 YR FIXED                    $213,787              $0              $0        $218,187              $0              $0
15 YR FIXED                   2,398,103               0         211,800       2,527,600               0               0
2 YR ARM                    104,343,059      24,620,428     221,868,027               0               0         439,680
2 YR ARM 40/40                   93,949               0               0               0               0               0
2 YR ARM BALLOON 40/30      168,368,913      22,419,491     444,190,812               0               0               0
2 YR ARM IO                  50,506,549      27,623,681     260,912,439               0               0               0
20 YR FIXED                   1,616,278         305,829          66,394       3,357,563               0               0
25 YR FIXED                     228,486               0               0         467,641               0               0
3 YR ARM                     20,190,091       2,698,515         710,047      14,607,021               0               0
3 YR ARM BALLOON 40/30       33,191,257      22,869,269       1,976,138      32,048,601               0               0
3 YR ARM IO                  16,941,524       7,414,088       2,395,550      36,816,003               0               0
30 YR FIXED                  80,124,607      12,982,537      43,167,664     101,621,842               0         476,046
30 YR FIXED IO                  682,435       4,984,245         379,406      15,431,896               0               0
FIXED BALLOON 40/30          22,199,721      20,329,354       3,524,095      79,258,531               0               0
----------------------     ------------   -------------   -------------   -------------   -------------   -------------
Total:                     $501,098,760    $146,247,436    $979,402,372    $286,354,884              $0        $915,726

Product                      Total
----------------------     --------------
10 YR FIXED                      $431,974
15 YR FIXED                     5,137,504
2 YR ARM                      351,271,194
2 YR ARM 40/40                     93,949
2 YR ARM BALLOON 40/30        634,979,216
2 YR ARM IO                   339,042,669
20 YR FIXED                     5,346,064
25 YR FIXED                       696,127
3 YR ARM                       38,205,674
3 YR ARM BALLOON 40/30         90,085,265
3 YR ARM IO                    63,567,164
30 YR FIXED                   238,372,696
30 YR FIXED IO                 21,477,982
FIXED BALLOON 40/30           125,311,701
----------------------     --------------
Total:                     $1,914,019,177

(1)  Columns may not add due to rounding.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)(2)
-------------------------------------------------------

Product                    No Penalty       0-12 Months      13-24 Months     25-36 Months      37-48 Months     49-60 Months
----------------------     ----------       -----------      ------------     ------------      ------------     ------------
10 YR FIXED                      0.01%             0.00%             0.00%            0.01%             0.00%            0.00%
15 YR FIXED                      0.13                 0              0.01             0.13                 0                0
2 YR ARM                         5.45              1.29             11.59                0                 0             0.02
2 YR ARM 40/40                      0                 0                 0                0                 0                0
2 YR ARM BALLOON 40/30            8.8              1.17             23.21                0                 0                0
2 YR ARM IO                      2.64              1.44             13.63                0                 0                0
20 YR FIXED                      0.08              0.02                 0             0.18                 0                0
25 YR FIXED                      0.01                 0                 0             0.02                 0                0
3 YR ARM                         1.05              0.14              0.04             0.76                 0                0
3 YR ARM BALLOON 40/30           1.73              1.19               0.1             1.67                 0                0
3 YR ARM IO                      0.89              0.39              0.13             1.92                 0                0
30 YR FIXED                      4.19              0.68              2.26             5.31                 0             0.02
30 YR FIXED IO                   0.04              0.26              0.02             0.81                 0                0
FIXED BALLOON 40/30              1.16              1.06              0.18             4.14                 0                0
----------------------     ----------       -----------      ------------     ------------      ------------     ------------
Total:                          26.18%             7.64%            51.17%           14.96%             0.00%            0.05%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------
    The assumptions for the breakeven CDR table below are as follows:
o   The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on January 19, 2007) are used
o   40% loss severity
o   There is a 6 month lag in recoveries
o   100% Principal and Interest Advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except M-9 (98.1781), B-1 (91.3125), and B-2 (82.1708)
o   Assumes bonds pay on 25th day of month

--------------------------------------------------------------------------------------------------------------------------------
                                               First Dollar of Loss              LIBOR Flat                    0% Return
--------------------------------------------------------------------------------------------------------------------------------
   Class M-1       CDR (%)                                      40.85                        40.92                         42.64
                   Yield (%)                                   5.3288                       5.0848                        0.0356
                   WAL                                           2.93                         2.93                          2.83
                   Modified Duration                             2.68                         2.68                          2.67
                   Principal Window                     Jan10 - Jan10                Jan10 - Jan10                 Dec09 - Dec09
                   Principal Writedown              80,297.75 (0.10%)           681,806.00 (0.86%)        11,928,918.11 (15.13%)
                   Total Collat Loss          433,895,283.43 (22.83%)      434,445,712.30 (22.86%)       443,794,441.56 (23.36%)
---------------------------------------------------------------------------------------------------------------------------------
   Class M-2       CDR (%)                                      30.81                        30.89                         32.41
                   Yield (%)                                   5.3669                       5.0867                        0.0053
                   WAL                                           3.43                         3.43                          3.31
                   Modified Duration                             3.09                         3.10                          3.09
                   Principal Window                     Jul10 - Jul10                Jul10 - Jul10                 Jun10 - Jun10
                   Principal Writedown              40,981.37 (0.05%)           849,522.78 (1.09%)        13,894,132.72 (17.83%)
                   Total Collat Loss          368,629,724.54 (19.40%)      369,361,395.69 (19.44%)       380,248,449.43 (20.01%)
--------------------------------------------------------------------------------------------------------------------------------
   Class M-3       CDR (%)                                      26.33                        26.38                         27.08
                   Yield (%)                                   5.3791                       5.0505                        0.0164
                   WAL                                           3.68                         3.68                          3.65
                   Modified Duration                             3.30                         3.30                          3.36
                   Principal Window                     Oct10 - Oct10                Oct10 - Oct10                 Oct10 - Oct10
                   Principal Writedown              50,437.67 (0.12%)           599,587.67 (1.43%)         8,240,773.39 (19.71%)
                   Total Collat Loss          333,531,654.88 (17.55%)      334,027,327.67 (17.58%)       340,917,952.18 (17.94%)
--------------------------------------------------------------------------------------------------------------------------------
   Class M-4       CDR (%)                                      22.47                        22.53                         23.18
                   Yield (%)                                   5.4652                       5.0495                        0.0665
                   WAL                                           3.93                         3.93                          3.89
                   Modified Duration                             3.49                         3.50                          3.56
                   Principal Window                     Jan11 - Jan11                Jan11 - Jan11                 Jan11 - Jan11
                   Principal Writedown              42,177.05 (0.11%)           755,406.26 (1.89%)         8,431,310.92 (21.13%)
                   Total Collat Loss          300,120,480.13 (15.79%)      300,762,150.61 (15.83%)       307,664,958.21 (16.19%)
--------------------------------------------------------------------------------------------------------------------------------
   Class M-5       CDR (%)                                      19.28                        19.34                         19.99
                   Yield (%)                                   5.4944                       5.0347                        0.0062
                   WAL                                           4.18                         4.18                          4.04
                   Modified Duration                             3.69                         3.69                          3.69
                   Principal Window                     Apr11 - Apr11                Apr11 - Apr11                 Mar11 - Mar11
                   Principal Writedown              25,674.51 (0.07%)           788,922.66 (2.19%)         8,030,592.12 (22.24%)
                   Total Collat Loss          270,098,407.68 (14.21%)      270,785,472.33 (14.25%)       276,513,252.84 (14.55%)
--------------------------------------------------------------------------------------------------------------------------------
   Class M-6       CDR (%)                                      17.18                        17.23                         17.69
                   Yield (%)                                   5.5525                       5.0160                        0.0445
                   WAL                                           4.35                         4.35                          4.21
                   Modified Duration                             3.81                         3.82                          3.81
                   Principal Window                     Jun11 - Jun11                Jun11 - Jun11                 May11 - May11
                   Principal Writedown              23,588.03 (0.09%)           684,365.44 (2.67%)         5,971,048.13 (23.28%)
                   Total Collat Loss          248,476,376.71 (13.08%)      249,076,959.33 (13.11%)       253,111,180.10 (13.32%)
--------------------------------------------------------------------------------------------------------------------------------




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------
    The assumptions for the breakeven CDR table below are as follows:
o   The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on January 19, 2007) are used
o   40% loss severity
o   There is a 6 month lag in recoveries
o   100% Principal and Interest Advancing
o Run to call with collateral losses calculated through the life of the applicable bond
o Certificates are priced at par, except M-9 (98.1781), B-1 (91.3125), and B-2 (82.1708)
o   Assumes bonds pay on 25th day of month



---------------------------------------------------------------------------------------------------------------------------------
                                             First Dollar of Loss              LIBOR Flat                    0% Return
---------------------------------------------------------------------------------------------------------------------------------
   Class M-7       CDR (%)                                       15.33                        15.41                         15.82
                   Yield (%)                                    5.9768                       5.0531                        0.0858
                   WAL                                            4.51                         4.51                          4.34
                   Modified Duration                              3.89                         3.90                          3.89
                   Principal Window                      Aug11 - Aug11                Aug11 - Aug11                 Jul11 - Jul11
                   Principal Writedown              118,408.93 (0.50%)         1,211,554.73 (5.10%)         6,187,031.91 (26.05%)
                   Total Collat Loss           228,400,504.82 (12.02%)      229,404,587.43 (12.07%)       233,238,446.32 (12.27%)
---------------------------------------------------------------------------------------------------------------------------------
   Class M-8       CDR (%)                                       14.12                        14.21                         14.46
                   Yield (%)                                    6.5302                       5.0015                        0.0146
                   WAL                                            4.60                         4.59                          4.50
                   Modified Duration                              3.90                         3.91                          3.96
                   Principal Window                      Sep11 - Sep11                Sep11 - Sep11                 Sep11 - Sep11
                   Principal Writedown               93,339.98 (0.58%)         1,343,836.31 (8.32%)         4,816,190.08 (29.82%)
                   Total Collat Loss           214,173,534.66 (11.27%)      215,336,393.52 (11.33%)       218,554,324.79 (11.50%)
---------------------------------------------------------------------------------------------------------------------------------
   Class M-9       CDR (%)                                       12.46                        12.72                         13.04
                   Yield (%)                                    8.0198                       5.0880                        0.0916
                   WAL                                            4.76                         4.64                          4.46
                   Modified Duration                              3.90                         3.86                           3.9
                   Principal Window                      Nov11 - Nov11                Oct11 - Oct11                 Oct11 - Oct11
                   Principal Writedown              129,902.03 (0.57%)        3,490,181.17 (15.31%)         8,091,640.61 (35.49%)
                   Total Collat Loss           194,390,204.41 (10.23%)      196,858,127.91 (10.36%)       201,124,782.35 (10.58%)
---------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------
    The assumptions for the sensitivity table below are as follows:
o   Prepayments capped at 85% CPR
o   Static LIBOR
o   10% Clean Up Call is not exercised


                                  --------------------------------------------------------------------------
                                    50 PPA       75 PPA       100 PPA      125 PPA      150 PPA      175 PPA
------------------------------------------------------------------------------------------------------------
 Class A-1    WAL                    4.57         3.12         2.24         1.44         1.24         1.11
              First Prin Pay           1            1            1            1            1            1
              Last Prin Pay           323          235          175          36           29           25
------------------------------------------------------------------------------------------------------------

 Class A-2A   WAL                    1.68         1.24         1.00         0.84         0.73         0.65
              First Prin Pay           1            1            1            1            1            1
              Last Prin Pay           38           26           22           18           15           13
------------------------------------------------------------------------------------------------------------

 Class A-2B   WAL                    3.81         2.53         2.00         1.72         1.46         1.26
              First Prin Pay          38           26           22           18           15           13
              Last Prin Pay           56           35           26           23           20           17
------------------------------------------------------------------------------------------------------------

 Class A-2C   WAL                    7.43         4.88         3.00         2.14         1.90         1.69
              First Prin Pay          56           35           26           23           20           17
              Last Prin Pay           138          91           66           30           25           23
------------------------------------------------------------------------------------------------------------

 Class A-2D   WAL                    16.45        11.04        8.04         2.74         2.21         2.02
              First Prin Pay          138          91           66           30           25           23
              Last Prin Pay           324          234          173          36           29           25
------------------------------------------------------------------------------------------------------------

 Class M-1    WAL                    5.45         3.68         3.87         4.49         3.58         3.03
              First Prin Pay          50           38           43           48           38           33
              Last Prin Pay           83           55           50           60           48           40
------------------------------------------------------------------------------------------------------------

 Class M-2    WAL                    9.34         6.15         4.76         5.95         4.74         3.96
              First Prin Pay          83           55           50           60           48           40
              Last Prin Pay           152          100          73           87           69           57
------------------------------------------------------------------------------------------------------------

 Class M-3    WAL                    17.23        11.59        8.47         8.81         7.04         5.82
              First Prin Pay          152          100          73           87           69           57
              Last Prin Pay           291          203          150          135          109          90
------------------------------------------------------------------------------------------------------------

 Class M-4    WAL                    9.40         6.26         4.91         4.45         3.55         3.01
              First Prin Pay          50           38           41           45           36           31
              Last Prin Pay           261          179          131          101          80           66
------------------------------------------------------------------------------------------------------------

 Class M-5    WAL                    9.36         6.23         4.85         4.29         3.42         2.92
              First Prin Pay          50           37           40           43           34           29
              Last Prin Pay           252          171          126          97           77           64
------------------------------------------------------------------------------------------------------------

 Class M-6    WAL                    9.33         6.20         4.80         4.19         3.34         2.84
              First Prin Pay          50           37           40           42           33           29
              Last Prin Pay           242          164          120          92           73           61
------------------------------------------------------------------------------------------------------------

 Class M-7    WAL                    9.28         6.17         4.75         4.10         3.27         2.79
              First Prin Pay          50           37           39           40           32           28
              Last Prin Pay           233          157          115          88           70           58
------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------
The assumptions for the sensitivity table below are as follows:
o   Prepayments capped at 85% CPR
o   Static LIBOR
o   10% Clean Up Call is not exercised


                                  --------------------------------------------------------------------------
                                    50 PPA       75 PPA       100 PPA      125 PPA      150 PPA      175 PPA
------------------------------------------------------------------------------------------------------------
 Class M-8    WAL                    9.23         6.13         4.72         4.03         3.22         2.77
              First Prin Pay          50           37           39           40           32           28
              Last Prin Pay           224          150          110          84           67           56
------------------------------------------------------------------------------------------------------------

 Class M-9    WAL                    9.17         6.09         4.67         3.97         3.17         2.70
              First Prin Pay          50           37           38           39           31           27
              Last Prin Pay           217          145          106          81           65           54
------------------------------------------------------------------------------------------------------------




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates -- To Call
---------------------------------------------------------
     The assumptions for the sensitivity table below are as follows:
o    Prepayments capped at 85% CPR
o    Static LIBOR
o    10% Clean Up Call is exercised on the first date possible




                                  --------------------------------------------------------------------------
                                    50 PPA       75 PPA       100 PPA      125 PPA      150 PPA      175 PPA
------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.26         2.89         2.07          1.44         1.24          1.11
              First Prin Pay           1            1            1             1            1             1
              Last Prin Pay           156          103          75            36           29            25
------------------------------------------------------------------------------------------------------------

Class A-2A    WAL                    1.68         1.24         1.00          0.84         0.73          0.65
              First Prin Pay           1            1            1             1            1             1
              Last Prin Pay           38           26           22            18           15            13
------------------------------------------------------------------------------------------------------------

Class A-2B    WAL                    3.81         2.53         2.00          1.72         1.46          1.26
              First Prin Pay          38           26           22            18           15            13
              Last Prin Pay           56           35           26            23           20            17
------------------------------------------------------------------------------------------------------------

Class A-2C    WAL                    7.43         4.88         3.00          2.14         1.90          1.69
              First Prin Pay          56           35           26            23           20            17
              Last Prin Pay           138          91           66            30           25            23
------------------------------------------------------------------------------------------------------------

Class A-2D    WAL                    12.83        8.47         6.17          2.74         2.21          2.02
              First Prin Pay          138          91           66            30           25            23
              Last Prin Pay           156          103          75            36           29            25
------------------------------------------------------------------------------------------------------------

Class M-1     WAL                    5.45         3.68         3.87          4.46         3.55          3.01
              First Prin Pay          50           38           43            48           38            33
              Last Prin Pay           83           55           50            57           45            38
------------------------------------------------------------------------------------------------------------

Class M-2     WAL                    9.34         6.15         4.76          4.76         3.76          3.18
              First Prin Pay          83           55           50            57           45            38
              Last Prin Pay           152          100          73            57           45            38
------------------------------------------------------------------------------------------------------------

Class M-3     WAL                    13.00        8.59         6.26          4.76         3.76          3.18
              First Prin Pay          152          100          73            57           45            38
              Last Prin Pay           156          103          75            57           45            38
------------------------------------------------------------------------------------------------------------

Class M-4     WAL                    8.56         5.68         4.48          4.11         3.27          2.79
              First Prin Pay          50           38           41            45           36            31
              Last Prin Pay           156          103          75            57           45            38
------------------------------------------------------------------------------------------------------------

Class M-5     WAL                    8.56         5.67         4.44          3.97         3.16          2.71
              First Prin Pay          50           37           40            43           34            29
              Last Prin Pay           156          103          75            57           45            38
------------------------------------------------------------------------------------------------------------

Class M-6     WAL                    8.56         5.67         4.41          3.88         3.08          2.64
              First Prin Pay          50           37           40            42           33            29
              Last Prin Pay           156          103          75            57           45            38
------------------------------------------------------------------------------------------------------------

Class M-7     WAL                    8.56         5.67         4.39          3.81         3.04          2.60
              First Prin Pay          50           37           39            40           32            28
              Last Prin Pay           156          103          75            57           45            38
------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates -- To Call
---------------------------------------------------------
    The assumptions for the sensitivity table below are as follows:
o   Prepayments capped at 85% CPR
o   Static LIBOR
o   10% Clean Up Call is exercised on the first date possible

                                  --------------------------------------------------------------------------
                                    50 PPA       75 PPA       100 PPA      125 PPA      150 PPA      175 PPA
------------------------------------------------------------------------------------------------------------
 Class M-8     WAL                   8.56         5.67         4.38         3.76         3.00         2.59
               First Prin Pay         50           37           39           40           32           28
               Last Prin Pay          156          103          75           57           45           38
------------------------------------------------------------------------------------------------------------

 Class M-9     WAL                   8.56         5.67         4.36         3.73         2.97         2.54
               First Prin Pay         50           37           38           39           31           27
               Last Prin Pay          156          103          75           57           45           38
------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of close on January 19, 2007,
(ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.



                               Excess                                    Excess                                    Excess
Period   Distribution Date   Spread (%)   Period   Distribution Date   Spread (%)   Period   Distribution Date   Spread (%)
------   -----------------   ----------   ------   -----------------   ----------   ------   -----------------   ----------
     1         Mar-07              1.89       49        Mar-11               5.03       97         Mar-15              4.85
     2         Apr-07              2.23       50        Apr-11               4.49       98         Apr-15              4.33
     3         May-07              2.40       51        May-11               4.66       99         May-15              4.53
     4         Jun-07              2.23       52        Jun-11               4.48      100         Jun-15              4.38
     5         Jul-07              2.40       53        Jul-11               4.66      101         Jul-15              4.58
     6         Aug-07              2.23       54        Aug-11               4.48      102         Aug-15              4.42
     7         Sep-07              2.24       55        Sep-11               4.47      103         Sep-15              4.44
     8         Oct-07              2.42       56        Oct-11               4.64      104         Oct-15              4.64
     9         Nov-07              2.25       57        Nov-11               4.45      105         Nov-15              4.49
    10         Dec-07              2.43       58        Dec-11               4.63      106         Dec-15              4.69
    11         Jan-08              2.27       59        Jan-12               4.44      107         Jan-16              4.55
    12         Feb-08              2.28       60        Feb-12               4.44      108         Feb-16              4.57
    13         Mar-08              2.64       61        Mar-12               4.80      109         Mar-16              4.92
    14         Apr-08              2.29       62        Apr-12               4.43      110         Apr-16              4.61
    15         May-08              2.47       63        May-12               4.59      111         May-16              4.80
    16         Jun-08              2.31       64        Jun-12               4.41      112         Jun-16              4.66
    17         Jul-08              2.48       65        Jul-12               4.59      113         Jul-16              4.85
    18         Aug-08              2.32       66        Aug-12               4.39      114         Aug-16              4.71
    19         Sep-08              2.32       67        Sep-12               4.38      115         Sep-16              4.73
    20         Oct-08              2.49       68        Oct-12               4.55      116         Oct-16              4.91
    21         Nov-08              2.33       69        Nov-12               4.36      117         Nov-16              4.78
    22         Dec-08              3.10       70        Dec-12               4.54      118         Dec-16              4.96
    23         Jan-09              3.30       71        Jan-13               4.36      119         Jan-17              4.83
    24         Feb-09              3.67       72        Feb-13               4.35      120         Feb-17              4.86
    25         Mar-09              4.19       73        Mar-13               4.89
    26         Apr-09              3.65       74        Apr-13               4.36
    27         May-09              3.82       75        May-13               4.54
    28         Jun-09              3.95       76        Jun-13               4.08
    29         Jul-09              4.27       77        Jul-13               4.27
    30         Aug-09              4.26       78        Aug-13               4.09
    31         Sep-09              4.25       79        Sep-13               4.10
    32         Oct-09              4.42       80        Oct-13               4.29
    33         Nov-09              4.24       81        Nov-13               4.11
    34         Dec-09              4.52       82        Dec-13               4.31
    35         Jan-10              4.39       83        Jan-14               4.13
    36         Feb-10              4.44       84        Feb-14               4.14
    37         Mar-10              4.96       85        Mar-14               4.70
    38         Apr-10              4.32       86        Apr-14               4.16
    39         May-10              4.56       87        May-14               4.35
    40         Jun-10              4.46       88        Jun-14               4.18
    41         Jul-10              4.68       89        Jul-14               4.38
    42         Aug-10              4.53       90        Aug-14               4.21
    43         Sep-10              4.52       91        Sep-14               4.22
    44         Oct-10              4.69       92        Oct-14               4.41
    45         Nov-10              4.50       93        Nov-14               4.25
    46         Dec-10              4.68       94        Dec-14               4.45
    47         Jan-11              4.51       95        Jan-15               4.28
    48         Feb-11              4.51       96        Feb-15               4.30



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution                 Loan Group   Loan Group            Distribution                 Loan Group I   Loan Group
Period      Date        WAC Cap (%)   I Cap (%)    II Cap (%)   Period       Date       WAC Cap (%)      Cap (%)     II Cap (%)
------   ------------   -----------   ----------   ----------   ------   ------------   -----------   ------------   ----------
     1       Mar-07           18.58        18.55        18.60       49       Mar-11           24.17          24.00        24.26
     2       Apr-07           19.03        19.00        19.05       50       Apr-11           22.86          22.70        22.95
     3       May-07           19.28        19.25        19.30       51       May-11           23.24          23.07        23.33
     4       Jun-07           19.02        18.99        19.04       52       Jun-11           22.87          22.70        22.96
     5       Jul-07           19.27        19.23        19.28       53       Jul-11           23.29          23.12        23.38
     6       Aug-07           19.01        18.97        19.02       54       Aug-11           22.89          22.72        22.98
     7       Sep-07           19.00        18.96        19.01       55       Sep-11           22.87          22.70        22.96
     8       Oct-07           19.23        19.20        19.25       56       Oct-11           23.25          23.07        23.35
     9       Nov-07           18.97        18.93        18.99       57       Nov-11           22.83          22.65        22.92
    10       Dec-07           19.20        19.17        19.22       58       Dec-11           23.23          23.04        23.32
    11       Jan-08           18.93        18.89        18.95       59       Jan-12           22.82          22.63        22.91
    12       Feb-08           18.91        18.87        18.93       60       Feb-12           22.80          22.62        22.90
    13       Mar-08           19.41        19.36        19.43       61       Mar-12           12.87          12.67        12.97
    14       Apr-08           18.86        18.82        18.88       62       Apr-12           12.02          11.83        12.12
    15       May-08           19.09        19.05        19.11       63       May-12           12.40          12.21        12.51
    16       Jun-08           18.82        18.78        18.84       64       Jun-12           11.99          11.79        12.09
    17       Jul-08           19.05        19.00        19.07       65       Jul-12           12.37          12.17        12.47
    18       Aug-08           18.77        18.73        18.80       66       Aug-12           11.95          11.75        12.06
    19       Sep-08           18.75        18.71        18.77       67       Sep-12           11.93          11.73        12.04
    20       Oct-08           18.98        18.93        19.00       68       Oct-12           12.31          12.11        12.42
    21       Nov-08           18.70        18.66        18.73       69       Nov-12           11.90          11.70        12.01
    22       Dec-08           19.53        19.36        19.62       70       Dec-12           12.28          12.06        12.39
    23       Jan-09           19.64        19.61        19.65       71       Jan-13           11.86          11.66        11.97
    24       Feb-09           19.94        19.87        19.97       72       Feb-13           11.85          11.64        11.96
    25       Mar-09           20.80        20.72        20.85       73       Mar-13           13.10          12.86        13.22
    26       Apr-09           19.75        19.67        19.79       74       Apr-13           11.81          11.60        11.93
    27       May-09           20.02        19.93        20.06       75       May-13           12.19          11.96        12.31
    28       Jun-09           20.10        19.93        20.19       76       Jun-13           11.78          11.56        11.89
    29       Jul-09           20.65        20.57        20.69       77       Jul-13           12.15          11.92        12.27
    30       Aug-09           20.55        20.45        20.61       78       Aug-13           11.74          11.51        11.86
    31       Sep-09           20.51        20.41        20.57       79       Sep-13           11.72          11.49        11.84
    32       Oct-09           20.81        20.70        20.87       80       Oct-13           12.09          11.86        12.22
    33       Nov-09           20.45        20.34        20.51       81       Nov-13           11.69          11.45        11.81
    34       Dec-09           21.22        21.02        21.33       82       Dec-13           12.06          11.81        12.19
    35       Jan-10           21.16        21.06        21.21       83       Jan-14           11.65          11.41        11.78
    36       Feb-10           21.40        21.28        21.46       84       Feb-14           11.63          11.39        11.76
    37       Mar-10           22.51        22.37        22.58       85       Mar-14           12.86          12.59        13.00
    38       Apr-10           21.65        21.52        21.71       86       Apr-14           11.60          11.35        11.73
    39       May-10           21.99        21.86        22.06       87       May-14           11.96          11.71        12.10
    40       Jun-10           22.06        21.85        22.18       88       Jun-14           11.56          11.31        11.69
    41       Jul-10           22.73        22.60        22.79       89       Jul-14           11.93          11.67        12.06
    42       Aug-10           22.60        22.46        22.67       90       Aug-14           11.52          11.27        11.66
    43       Sep-10           22.58        22.43        22.65       91       Sep-14           11.51          11.25        11.64
    44       Oct-10           22.95        22.80        23.03       92       Oct-14           11.87          11.60        12.01
    45       Nov-10           22.55        22.40        22.62       93       Nov-14           11.47          11.21        11.61
    46       Dec-10           23.10        22.92        23.20       94       Dec-14           11.83          11.56        11.98
    47       Jan-11           22.81        22.67        22.89       95       Jan-15           11.43          11.17        11.57
    48       Feb-11           22.90        22.74        22.98       96       Feb-15           11.41          11.14        11.56




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


         Distribution                 Loan Group I   Loan Group II
Period      Date        WAC Cap (%)      Cap (%)        Cap (%)
------   ------------   -----------   ------------   -------------
    97       Mar-15           12.62          12.32           12.77
    98       Apr-15           11.38          11.10           11.52
    99       May-15           11.74          11.45           11.89
   100       Jun-15           11.34          11.06           11.49
   101       Jul-15           11.70          11.41           11.85
   102       Aug-15           11.30          11.02           11.45
   103       Sep-15           11.29          11.00           11.44
   104       Oct-15           11.64          11.34           11.80
   105       Nov-15           11.25          10.96           11.40
   106       Dec-15           11.60          11.30           11.76
   107       Jan-16           11.21          10.92           11.37
   108       Feb-16           11.19          10.90           11.35
   109       Mar-16           11.95          11.62           12.11
   110       Apr-16           11.16          10.85           11.32
   111       May-16           11.51          11.19           11.68
   112       Jun-16           11.12          10.81           11.28
   113       Jul-16           11.47          11.15           11.64
   114       Aug-16           11.08          10.77           11.25
   115       Sep-16           11.06          10.75           11.23
   116       Oct-16           11.41          11.09           11.59
   117       Nov-16           11.03          10.71           11.20
   118       Dec-16           11.38          11.04           11.55
   119       Jan-17           10.99          10.67           11.16
   120       Feb-17           10.97          10.65           11.14




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,476,797,395. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.19% (on an actual/360 basis) on the swap notional amount balance to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.



                                  Swap Schedule

         Distribution   Swap Notional            Distribution   Swap Notional
Period       Date        Amount ($)    Period       Date          Amount ($)
------   ------------   -------------   ------   ------------   -------------
     1       Mar-07     1,476,797,395       38      Apr-10        218,504,645
     2       Apr-07     1,456,669,293       39      May-10        207,259,184
     3       May-07     1,432,056,268       40      Jun-10        196,619,635
     4       Jun-07     1,403,001,107       41      Jul-10        186,552,586
     5       Jul-07     1,369,585,269       42      Aug-10        177,025,820
     6       Aug-07     1,331,930,045       43      Sep-10        168,009,199
     7       Sep-07     1,290,198,426       44      Oct-10        159,474,237
     8       Oct-07     1,244,592,687       45      Nov-10        151,394,206
     9       Nov-07     1,195,385,468       46      Dec-10        143,743,901
    10       Dec-07     1,143,048,148       47      Jan-11        136,499,577
    11       Jan-08     1,089,511,908       48      Feb-11        129,638,799
    12       Feb-08     1,037,042,504       49      Mar-11        122,983,102
    13       Mar-08       987,027,731       50      Apr-11        116,455,105
    14       Apr-08       939,351,785       51      May-11        110,270,328
    15       May-08       893,904,366       52      Jun-11        104,409,956
    16       Jun-08       850,580,411       53      Jul-11         98,856,238
    17       Jul-08       809,279,845       54      Aug-11         93,592,429
    18       Aug-08       769,907,344       55      Sep-11         88,602,717
    19       Sep-08       732,356,541       56      Oct-11         83,872,200
    20       Oct-08       696,557,860       57      Nov-11         79,386,683
    21       Nov-08       662,141,786       58      Dec-11         75,131,416
    22       Dec-08       629,278,828       59      Jan-12         71,091,045
    23       Jan-09       582,907,121       60      Feb-12         67,258,165
    24       Feb-09       521,044,130
    25       Mar-09       455,057,628
    26       Apr-09       408,152,445
    27       May-09       394,276,848
    28       Jun-09       373,421,653
    29       Jul-09       353,716,853
    30       Aug-09       335,101,357
    31       Sep-09       317,509,783
    32       Oct-09       300,881,304
    33       Nov-09       285,161,581
    34       Dec-09       270,299,263
    35       Jan-10       256,247,188
    36       Feb-10       242,959,166
    37       Mar-10       230,391,951



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 6.00% (on an actual/360 basis) and a term of
60. The Interest Rate Cap notional amount will amortize according to the schedule below.



                         The Interest Rate Cap Schedule


                             Interest Rate Cap                                  Interest Rate Cap
Period   Distribution Date   Notional Amount ($)   Period   Distribution Date   Notional Amount ($)
------   -----------------   -------------------   ------   -----------------   -------------------
     1        Mar-07                           0       38         Apr-10                253,496,474
     2        Apr-07                   6,875,710       39         May-10                249,654,092
     3        May-07                  15,343,233       40         Jun-10                245,701,198
     4        Jun-07                  25,381,609       41         Jul-10                241,655,772
     5        Jul-07                  36,947,738       42         Aug-10                237,533,174
     6        Aug-07                  49,975,531       43         Sep-10                233,347,882
     7        Sep-07                  64,374,874       44         Oct-10                229,113,043
     8        Oct-07                  80,032,615       45         Nov-10                224,840,931
     9        Nov-07                  96,799,665       46         Dec-10                220,542,773
    10        Dec-07                 114,443,419       47         Jan-11                216,228,893
    11        Jan-08                 132,128,615       48         Feb-11                211,908,622
    12        Feb-08                 148,913,422       49         Mar-11                207,747,855
    13        Mar-08                 164,255,958       50         Apr-11                203,811,773
    14        Apr-08                 178,243,146       51         May-11                199,873,104
    15        May-08                 190,957,237       52         Jun-11                195,939,311
    16        Jun-08                 202,476,047       53         Jul-11                192,017,176
    17        Jul-08                 212,873,186       54         Aug-11                188,112,852
    18        Aug-08                 222,218,270       55         Sep-11                184,231,883
    19        Sep-08                 230,582,985       56         Oct-11                180,379,315
    20        Oct-08                 238,022,303       57         Nov-11                176,559,388
    21        Nov-08                 244,699,774       58         Dec-11                172,774,734
    22        Dec-08                 250,564,390       59         Jan-12                169,018,034
    23        Jan-09                 261,009,830       60         Feb-12                165,303,998
    24        Feb-09                 275,855,888
    25        Mar-09                 290,092,356
    26        Apr-09                 295,507,600
    27        May-09                 279,427,989
    28        Jun-09                 277,110,701
    29        Jul-09                 274,414,380
    30        Aug-09                 271,383,244
    31        Sep-09                 268,049,786
    32        Oct-09                 264,444,468
    33        Nov-09                 260,598,563
    34        Dec-09                 256,540,772
    35        Jan-10                 252,299,439
    36        Feb-10                 247,898,287
    37        Mar-10                 243,359,518




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)


                       The Mortgage Loans - All Collateral


 Aggregate Scheduled Principal Balance:                        $1,914,019,177
 Number of Mortgage Loans:                                              9,800
 Average Scheduled Principal Balance:                                $195,308
 Weighted Average Gross Interest Rate:                                 8.288%
 Weighted Average Interest Rate:(2)                                    7.778%
 Weighted Average Current FICO Score:                                     622
 Weighted Average Original LTV Ratio:                                  77.15%
 Weighted Average Combined Original LTV Ratio:(3)                      81.63%
 Weighted Average Combined LTV with Silent
 Seconds:(3)                                                           86.80%
 Weighted Average Stated Remaining Term (months):                         358
 Weighted Average Seasoning (months):                                       1
 Weighted Average Months to Roll:(4)                                       24
 Weighted Average Gross Margin:(4)                                     6.205%
 Weighted Average Initial Rate Cap:(4)                                 1.995%
 Weighted Average Periodic Rate Cap:(4)                                1.497%
 Weighted Average Gross Maximum Lifetime Rate:(4)                     15.138%
 Percentage of Mortgage Loans with Silent
 Seconds:(5)                                                           21.46%
 Weighted Average Debt to Income Ratio at
 Origination:                                                          41.64%
 Percentage of Mortgage Loans with Mortgage
 Insurance:                                                             0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Interest Rate is equivalent to the Weighted Average Gross Interest Rate less the Expense Fee Rate.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate lien mortgage loans outside of the mortgage pool secured by the same mortgaged properties, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(4) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Current Principal     Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Balance                 Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
$50,000 & Below             804      $25,797,382      1.35%     10.698%        642     $32,086      95.50%       95.62%       70.83%
$50,001 - $75,000         1,145       71,244,101      3.72      10.051         616      62,222      87.01        88.16        66.10
$75,001 - $100,000        1,077       94,226,427      4.92       9.451         614      87,490      84.18        87.42        65.34
$100,001 - $125,000         983      110,205,651      5.76       9.027         613     112,112      82.51        86.74        64.72
$125,001 - $150,000         835      114,977,291      6.01       8.695         611     137,697      81.02        85.94        65.08
$150,001 - $200,000       1,318      229,967,361     12.01       8.419         610     174,482      78.80        83.82        63.80
$200,001 - $250,000         973      218,387,293     11.41       8.114         611     224,447      79.55        84.89        61.44
$250,001 - $300,000         714      195,921,365     10.24       8.108         616     274,400      80.09        84.89        53.67
$300,001 - $350,000         493      159,897,942      8.35       8.078         618     324,337      81.12        87.16        52.02
$350,001 - $400,000         439      164,497,053      8.59       7.806         627     374,709      81.34        86.99        46.30
$400,001 & Above          1,019      528,897,312     27.63       7.778         640     519,036      82.64        88.89        43.86
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


Current Principal     Pct. Owner
Balance                Occupied
-------------------   ----------
$50,000 & Below            90.43%
$50,001 - $75,000          80.99
$75,001 - $100,000         87.43
$100,001 - $125,000        90.18
$125,001 - $150,000        90.94
$150,001 - $200,000        90.80
$200,001 - $250,000        90.89
$250,001 - $300,000        87.64
$300,001 - $350,000        90.59
$350,001 - $400,000        89.60
$400,001 & Above           93.51
-------------------   ----------
Total:                     90.55%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Current Rate            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
5.500 - 5.999%               73      $24,803,075      1.30%      5.788%        667    $339,768      76.56%       81.94%       92.58%
6.000 - 6.499%              244       77,012,360      4.02       6.285         662     315,624      74.31        80.15        86.42
6.500 - 6.999%              727      212,586,011     11.11       6.770         644     292,415      77.53        84.38        74.61
7.000 - 7.499%              852      235,898,845     12.32       7.256         640     276,877      79.26        88.61        63.35
7.500 - 7.999%            1,407      349,992,743     18.29       7.761         629     248,751      80.68        88.01        54.87
8.000 - 8.499%            1,074      239,964,459     12.54       8.241         617     223,431      80.86        86.68        52.83
8.500 - 8.999%            1,429      292,429,001     15.28       8.745         603     204,639      82.56        86.00        44.48
9.000% & Above            3,994      481,332,683     25.15      10.041         604     120,514      86.56        87.96        42.39
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Current Rate           Occupied
-------------------   ----------
5.500 - 5.999%             95.56%
6.000 - 6.499%             96.30
6.500 - 6.999%             96.52
7.000 - 7.499%             97.00
7.500 - 7.999%             93.14
8.000 - 8.499%             90.50
8.500 - 8.999%             87.20
9.000% & Above             83.76
-------------------   ----------
Total:                     90.55%

                          Distribution by Credit Score

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Credit Score            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
740 & Above                 287      $59,838,908      3.13%      7.997%        765    $208,498      83.96%       92.38%       43.90%
720 - 739                   189       39,557,034      2.07       8.016         729     209,296      82.83        92.44        26.67
700 - 719                   375       80,921,267      4.23       7.918         709     215,790      83.46        93.05        28.82
680 - 699                   500      106,979,100      5.59       7.965         688     213,958      83.69        92.20        32.71
660 - 679                   950      195,678,687     10.22       8.071         669     205,978      83.76        92.57        34.92
640 - 659                 1,333      273,759,622     14.30       8.110         649     205,371      83.86        92.34        41.97
620 - 639                 1,295      248,138,007     12.96       8.019         629     191,612      83.71        89.22        66.82
600 - 619                 1,449      273,878,302     14.31       8.157         609     189,012      82.45        87.61        67.82
580 - 599                   871      173,922,696      9.09       8.490         590     199,682      81.56        82.06        54.69
560 - 579                   752      142,969,301      7.47       8.574         570     190,119      78.63        79.46        63.83
540 - 559                   655      122,590,478      6.40       8.736         551     187,161      77.15        78.11        65.98
520 - 539                   637      114,726,302      5.99       8.948         531     180,104      75.31        76.24        76.56
500 - 519                   507       81,059,473      4.24       9.266         510     159,881      74.20        74.94        80.72
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Credit Score           Occupied
-------------------   ----------
740 & Above                75.29%
720 - 739                  80.47
700 - 719                  85.45
680 - 699                  82.42
660 - 679                  85.37
640 - 659                  88.30
620 - 639                  91.23
600 - 619                  94.32
580 - 599                  92.60
560 - 579                  95.72
540 - 559                  95.79
520 - 539                  97.07
500 - 519                  97.24
-------------------   ----------
Total:                     90.55%

                              Distribution by Lien

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Lien                    Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1                         8,087   $1,806,781,206     94.40%      8.127%        619    $223,418      80.55%       86.02%       55.26%
2                         1,713      107,237,971      5.60      11.000         667      62,602      99.87        99.87        48.54
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Lien                   Occupied
-------------------   ----------
1                          90.27%
2                          95.31
-------------------   ----------
Total:                     90.55%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Combined              Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Original LTV            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
60.00% & Below              601     $107,920,051      5.64%      7.732%        595    $179,567      50.45%       50.57%       63.15%
60.01 - 70.00%              675      141,455,184      7.39       7.988         589     209,563      66.40        66.81        59.40
70.01 - 80.00%            3,512      806,109,543     42.12       7.918         630     229,530      78.91        90.67        51.11
80.01 - 85.00%            1,087      233,952,890     12.22       8.402         595     215,228      84.44        85.41        62.55
85.01 - 90.00%            1,519      338,047,437     17.66       8.476         621     222,546      89.66        89.96        52.10
90.01 - 95.00%              682      171,608,351      8.97       8.352         640     251,625      94.70        94.73        62.80
95.01 - 100.00%           1,724      114,925,721      6.00      10.892         666      66,662      99.97        99.97        48.80
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


Combined              Pct. Owner
Original LTV           Occupied
-------------------   ----------
60.00% & Below             94.34%
60.01 - 70.00%             94.45
70.01 - 80.00%             92.47
80.01 - 85.00%             88.79
85.01 - 90.00%             83.44
90.01 - 95.00%             88.96
95.01 - 100.00%            95.67
-------------------   ----------
Total:                     90.55%

                          Distribution by Original LTV

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Original LTV            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
60.00% & Below            2,314     $215,158,023     11.24%      9.361%        631     $92,981      75.08%       75.15%       55.87%
60.01 - 70.00%              675      141,455,184      7.39       7.988         589     209,563      66.40        66.81        59.40
70.01 - 80.00%            3,512      806,109,543     42.12       7.918         630     229,530      78.91        90.67        51.11
80.01 - 85.00%            1,086      233,843,538     12.22       8.403         595     215,326      84.44        85.41        62.58
85.01 - 90.00%            1,515      337,767,066     17.65       8.474         621     222,949      89.66        89.96        52.07
90.01 - 95.00%              657      170,515,725      8.91       8.338         640     259,537      94.71        94.74        62.75
95.01 - 100.00%              41        9,170,100      0.48       9.572         653     223,661      99.89        99.89        54.72
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%




                      Pct. Owner
Original LTV           Occupied
-------------------   ----------
60.00% & Below             94.82%
60.01 - 70.00%             94.45
70.01 - 80.00%             92.47
80.01 - 85.00%             88.78
85.01 - 90.00%             83.43
90.01 - 95.00%             88.92
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     90.55%

                          Distribution by Documentation

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Documentation           Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Full Doc                  5,969   $1,050,473,285     54.88%      8.024%        608    $175,988      81.22%       85.65%      100.00%
Stated Doc                3,688      834,767,606     43.61       8.627         640     226,347      82.17        88.16         0.00
Limited Doc                 143       28,778,287      1.50       8.078         625     201,247      80.96        89.29         0.00
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Documentation          Occupied
-------------------   ----------
Full Doc                   94.01%
Stated Doc                 85.99
Limited Doc                96.65
-------------------   ----------
Total:                     90.55%

                            Distribution by Purpose

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Purpose                 Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Cashout Refi              4,633   $1,011,817,205     52.86%      8.215%        603    $218,394      79.22%       79.38%       59.81%
Purchase                  4,322      717,351,654     37.48       8.465         650     165,977      85.01        96.37        44.06
Rate/Term Refi              845      184,850,319      9.66       7.999         619     218,758      81.77        90.25        69.92
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Purpose                Occupied
-------------------   ----------
Cashout Refi               91.53%
Purchase                   87.82
Rate/Term Refi             95.82
-------------------   ----------
Total:                     90.55%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by First Time Home Buyer

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
First Time            Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Home Buyer              Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
N                         7,149   $1,500,865,926     78.41%      8.246%        616    $209,941      80.84%       83.92%       57.62%
Y                         2,651      413,153,251     21.59       8.441         645     155,848      84.50        97.27        44.92
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


First Time            Pct. Owner
Home Buyer             Occupied
-------------------   ----------
N                          88.82%
Y                          96.85
-------------------   ----------
Total:                     90.55%


                           Distribution by Occupancy

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Occupancy               Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Owner Occupied            8,746   $1,733,202,978     90.55%      8.227%        619    $198,171      81.42%       86.79%       56.98%
Investor                    743      129,620,252      6.77       8.965         652     174,455      84.01        84.34        37.38
Second Home                 311       51,195,948      2.67       8.617         660     164,617      82.92        93.38        28.26
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Occupancy              Occupied
-------------------   ----------
Owner Occupied            100.00%
Investor                    0.00
Second Home                 0.00
-------------------   ----------
Total:                     90.55%


                         Distribution by Property Type

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Property Type           Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Single Family             7,286   $1,377,791,302     71.98%      8.305%        618    $189,101      81.44%       86.17%       55.82%
PUD                       1,245      247,391,920     12.93       8.236         626     198,708      82.53        89.51        58.08
2 Family                    573      158,110,695      8.26       8.203         642     275,935      81.70        86.92        43.66
Condo                       666      120,133,624      6.28       8.256         635     180,381      81.88        88.68        53.45
3-4 Family                   30       10,591,636      0.55       8.883         641     353,055      81.90        82.00        41.73
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Property Type          Occupied
-------------------   ----------
Single Family              92.51%
PUD                        91.87
2 Family                   80.29
Condo                      81.96
3-4 Family                 56.36
-------------------   ----------
Total:                     90.55%

                             Distribution by State

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
State                   Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
CA                        2,189     $655,607,895     34.25%      7.934%        634    $299,501      80.92%       87.29%       45.35%
FL                          986      177,776,916      9.29       8.398         613     180,301      80.18        84.52        49.24
NY                          439      128,924,404      6.74       8.059         634     293,677      81.50        86.27        46.29
TX                          945       93,480,193      4.88       8.604         618      98,921      81.87        87.92        67.50
NJ                          358       84,823,847      4.43       8.529         620     236,938      81.23        85.50        50.39
MD                          308       68,606,635      3.58       8.375         605     222,749      80.78        83.69        66.43
AZ                          357       63,269,214      3.31       8.200         612     177,225      80.51        84.87        57.94
MA                          212       51,827,568      2.71       8.412         617     244,470      81.15        84.30        54.09
IL                          299       50,480,199      2.64       8.547         620     168,830      84.00        89.73        67.92
PA                          336       43,081,661      2.25       8.673         601     128,219      82.61        86.50        69.31
Other                     3,371      496,140,647     25.92       8.600         614     147,179      83.14        87.78        65.65
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
State                  Occupied
-------------------   ----------
CA                         93.72%
FL                         90.00
NY                         91.81
TX                         90.59
NJ                         87.35
MD                         93.79
AZ                         90.50
MA                         89.47
IL                         90.78
PA                         91.40
Other                      86.36
-------------------   ----------
Total:                     90.55%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Zip                     Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
96706                        19       $6,190,297      0.32%      7.307%        664    $325,805      83.87%       96.68%       43.36%
91342                        14        5,109,875      0.27       7.706         651     364,991      85.52        90.50        34.93
92503                        13        5,101,004      0.27       8.161         639     392,385      85.38        96.67        47.53
92336                        18        5,035,877      0.26       8.365         618     279,771      81.15        89.21        34.02
90650                        14        4,346,935      0.23       7.612         631     310,495      78.82        82.47        34.40
90003                        11        4,245,340      0.22       7.715         608     385,940      78.52        80.33        35.08
93551                        12        4,124,966      0.22       8.039         616     343,747      87.64        95.00        78.01
11208                        13        4,098,731      0.21       7.958         644     315,287      81.65        89.96        44.35
94565                        12        3,952,217      0.21       8.223         625     329,351      86.36        89.56        20.24
90047                        13        3,932,639      0.21       7.586         587     302,511      74.87        76.50        57.82
Other                     9,661    1,867,881,294     97.59       8.299         622     193,342      81.61        86.74        55.18
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Zip                    Occupied
-------------------   ----------
96706                      86.63%
91342                      74.23
92503                      91.63
92336                     100.00
90650                      91.79
90003                      90.46
93551                      89.00
11208                     100.00
94565                     100.00
90047                     100.00
Other                      90.52
-------------------   ----------
Total:                     90.55%

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
Remaining                                          Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Months To             Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Maturity                Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1 - 180                      64       $5,569,478      0.29%      8.445%        617     $87,023      69.82%       70.19%       74.67%
181 - 240                    48        5,346,064      0.28       7.866         626     111,376      71.34        72.05        84.03
241 - 360                 9,687    1,903,009,687     99.42       8.288         622     196,450      81.70        86.89        54.75
421 - 480                     1           93,949      0.00       8.175         585      93,949      40.87        40.87         0.00
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


Remaining
Months To             Pct. Owner
Maturity               Occupied
-------------------   ----------
1 - 180                    98.86%
181 - 240                  97.49
241 - 360                  90.51
421 - 480                 100.00
-------------------   ----------
Total:                     90.55%

                       Distribution by Amortization Type

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Amortization Type       Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
10 YR FIXED                   6         $431,974      0.02%      7.080%        663     $71,996      58.29%       58.29%       87.97%
15 YR FIXED                  58        5,137,504      0.27       8.560         613      88,578      70.79        71.19        73.56
2 YR ARM                  2,075      351,271,194     18.35       8.589         607     169,287      81.26        85.58        53.88
2 YR ARM 40/40                1           93,949      0.00       8.175         585      93,949      40.87        40.87         0.00
2 YR ARM BALLOON 40/30    2,596      634,979,216     33.18       8.310         606     244,599      80.75        85.05        47.97
2 YR ARM IO                 998      339,042,669     17.71       7.472         650     339,722      82.23        91.88        54.44
20 YR FIXED                  48        5,346,064      0.28       7.866         626     111,376      71.34        72.05        84.03
25 YR FIXED                   6          696,127      0.04       7.049         660     116,021      75.77        75.77       100.00
3 YR ARM                    224       38,205,674      2.00       8.339         619     170,561      82.31        88.67        61.88
3 YR ARM BALLOON 40/30      368       90,085,265      4.71       8.137         615     244,797      80.96        86.17        51.73
3 YR ARM IO                 218       63,567,164      3.32       7.469         645     291,592      82.29        92.08        73.48
30 YR FIXED               2,595      238,372,696     12.45       9.421         641      91,858      86.54        87.94        64.23
30 YR FIXED IO               77       21,477,982      1.12       7.742         646     278,935      78.67        82.48        77.96
FIXED BALLOON 40/30         530      125,311,701      6.55       8.000         625     236,437      77.67        82.59        60.54
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                         Pct. Owner
Amortization Type         Occupied
----------------------   ----------
10 YR FIXED                  100.00%
15 YR FIXED                   98.77
2 YR ARM                      84.54
2 YR ARM 40/40               100.00
2 YR ARM BALLOON 40/30        87.01
2 YR ARM IO                   97.29
20 YR FIXED                   97.49
25 YR FIXED                   71.72
3 YR ARM                      92.96
3 YR ARM BALLOON 40/30        90.47
3 YR ARM IO                   97.61
30 YR FIXED                   94.51
30 YR FIXED IO                98.35
FIXED BALLOON 40/30           93.47
----------------------   ----------
Total:                        90.55%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Initial               Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Periodic Cap            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1.000%                       40       $7,445,221      0.39%      8.598%        586    $186,131      77.41%       79.38%       58.70%
1.500%                        9        1,506,522      0.08       9.362         625     167,391      80.79        82.97        27.29
2.000%                    6,428    1,507,588,120     78.77       8.139         619     234,535      81.33        87.19        52.43
3.000%                        3          705,266      0.04       8.317         592     235,089      84.28        84.28        34.38
N/A                       3,320      396,774,048     20.73       8.843         635     119,510      82.86        85.47        64.28
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


Initial               Pct. Owner
Periodic Cap           Occupied
-------------------   ----------
1.000%                     91.59%
1.500%                     67.84
2.000%                     89.55
3.000%                     90.21
N/A                        94.45
-------------------   ----------
Total:                     90.55%

                          Distribution by Periodic Cap

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Periodic Cap            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1.000%                       41       $7,665,422      0.40%      8.573%        585    $186,962      77.79%       78.62%       53.85%
1.500%                    6,439    1,509,579,708     78.87       8.140         619     234,443      81.33        87.19        52.42
N/A                       3,320      396,774,048     20.73       8.843         635     119,510      82.86        85.47        64.28
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Periodic Cap           Occupied
-------------------   ----------
1.000%                     91.83%
1.500%                     89.52
N/A                        94.45
-------------------   ----------
Total:                     90.55%

                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Months To             Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Rate Reset              Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
13 - 24                   5,670   $1,325,387,027     69.25%      8.170%        618    $233,754      81.26%       86.93%       51.19%
25 - 36                     810      191,858,103     10.02       7.956         626     236,862      81.67        88.63        60.96
N/A                       3,320      396,774,048     20.73       8.843         635     119,510      82.86        85.47        64.28
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


Months To             Pct. Owner
Rate Reset             Occupied
-------------------   ----------
13 - 24                    88.98%
25 - 36                    93.33
N/A                        94.45
-------------------   ----------
Total:                     90.55%


                       Distribution by Life Maximum Rate

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Initial               Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Life Maximum Rate       Loans        Balance       Balance      Rate        FICO      Balance      LTV       Incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
0.000% & Below            3,320     $396,774,048     20.73%      8.843%        635    $119,510      82.86%       85.47%       64.28%
12.500 - 12.999%             74       24,916,790      1.30       5.794         667     336,713      76.61        81.96        92.61
13.000 - 13.499%            168       56,227,368      2.94       6.285         656     334,687      76.75        84.06        84.38
13.500 - 13.999%            519      160,595,223      8.39       6.791         642     309,432      79.11        87.73        71.52
14.000 - 14.499%            710      204,966,906     10.71       7.265         640     288,686      79.88        90.05        60.93
14.500 - 14.999%          1,148      297,748,400     15.56       7.766         628     259,363      81.09        88.73        51.80
15.000 - 15.499%            886      209,571,334     10.95       8.249         618     236,536      81.32        87.30        50.96
15.500 - 15.999%          1,142      250,536,464     13.09       8.745         602     219,384      82.93        86.26        42.58
16.000% & Above           1,833      312,682,644     16.34       9.738         587     170,585      83.49        85.01        37.57
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


Initial               Pct. Owner
Life Maximum Rate      Occupied
-------------------   ----------
0.000% & Below             94.45%
12.500 - 12.999%           95.58
13.000 - 13.499%           96.63
13.500 - 13.999%           97.03
14.000 - 14.499%           96.94
14.500 - 14.999%           92.69
15.000 - 15.499%           89.26
15.500 - 15.999%           86.06
16.000% & Above            79.03
-------------------   ----------
Total:                     90.55%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Margin                  Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
0.000% & Below            3,320     $396,774,048     20.73%      8.843%        635    $119,510      82.86%       85.47%       64.28%
0.001 - 4.999%                1          185,441      0.01      10.000         534     185,441      70.00        70.00       100.00
5.000 - 5.499%               12        2,082,736      0.11       8.817         587     173,561      82.63        82.63        43.22
5.500 - 5.999%            1,251      324,780,191     16.97       7.747         634     259,616      82.00        89.43        63.44
6.000 - 6.499%            4,378    1,007,040,472     52.61       8.124         622     230,023      82.09        88.36        50.67
6.500 - 6.999%              549      124,888,423      6.52       8.794         584     227,483      78.68        79.31        35.54
7.000 - 7.499%              256       53,449,324      2.79       9.258         560     208,786      69.42        70.15        54.83
7.500 - 7.999%               28        3,971,749      0.21       9.504         548     141,848      72.79        73.17        91.72
8.000 - 8.499%                3          662,095      0.03       7.033         566     220,698      71.39        75.98       100.00
8.500 - 8.999%                1           69,066      0.00      10.650         566      69,066      90.00        90.00       100.00
9.500% & Above                1          115,634      0.01       8.375         640     115,634      80.00       100.00         0.00
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    9,800   $1,914,019,177    100.00%      8.288%        622    $195,308      81.63%       86.80%       54.88%


                      Pct. Owner
Margin                 Occupied
-------------------   ----------
0.000% & Below             94.45%
0.001 - 4.999%            100.00
5.000 - 5.499%            100.00
5.500 - 5.999%             91.44
6.000 - 6.499%             88.79
6.500 - 6.999%             88.70
7.000 - 7.499%             92.85
7.500 - 7.999%             97.96
8.000 - 8.499%            100.00
8.500 - 8.999%              0.00
9.500% & Above            100.00
-------------------   ----------
Total:                     90.55%



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                          The Mortgage Loans - Group 1

Aggregate Scheduled Principal Balance:                              $659,085,524
Number of Mortgage Loans:                                                  3,599
Average Scheduled Principal Balance:                                    $183,130
Weighted Average Gross Interest Rate:                                     8.256%
Weighted Average Interest Rate:(2)                                        7.746%
Weighted Average Current FICO Score:                                         604
Weighted Average Original LTV Ratio:                                      78.27%
Weighted Average Combined Original LTV Ratio:(3)                          78.70%
Weighted Average Combined LTV with Silent Seconds:(3)                     81.35%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll:(4)                                           24
Weighted Average Gross Margin:(4)                                         6.267%
Weighted Average Initial Rate Cap:(4)                                     1.994%
Weighted Average Periodic Rate Cap:(4)                                    1.497%
Weighted Average Gross Maximum Lifetime Rate:(4)                         15.295%
Percentage of Mortgage Loans with Silent Seconds:(5)                      11.54%
Weighted Average Debt to Income Ratio at Origination:                     42.06%
Percentage of Mortgage Loans with Mortgage Insurance:                      0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Interest Rate is equivalent to the Weighted Average Gross Interest Rate less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate lien mortgage loans outside of the mortgage pool secured by the same mortgaged properties, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.


                    Distribution by Current Principal Balance

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Current Principal     Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Balance                 Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
$50,000 & Below              79       $2,918,698      0.44%     10.490%        607     $36,946      78.48%       78.99%       82.38%
$50,001 - $75,000           322       20,417,799      3.10       9.569         586      63,409      79.93        81.88        78.13
$75,001 - $100,000          416       36,503,249      5.54       9.027         590      87,748      78.35        82.30        78.01
$100,001 - $125,000         410       46,137,772      7.00       8.622         593     112,531      78.51        82.57        73.79
$125,001 - $150,000         420       57,863,297      8.78       8.474         596     137,770      78.41        82.24        72.10
$150,001 - $200,000         637      111,224,602     16.88       8.342         597     174,607      76.64        79.61        68.31
$200,001 - $250,000         496      111,405,599     16.90       8.167         601     224,608      77.91        80.52        67.97
$250,001 - $300,000         325       88,991,832     13.50       8.119         603     273,821      78.60        80.31        62.06
$300,001 - $350,000         197       63,810,710      9.68       8.099         603     323,912      79.53        81.72        59.75
$350,001 - $400,000         189       70,885,203     10.76       7.746         624     375,054      80.54        82.16        53.48
$400,001 & Above            108       48,926,762      7.42       7.595         634     453,026      81.89        84.45        47.95
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


Current Principal     Pct. Owner
Balance                Occupied
-------------------   ----------
$50,000 & Below            93.15%
$50,001 - $75,000          87.49
$75,001 - $100,000         92.24
$100,001 - $125,000        93.16
$125,001 - $150,000        93.88
$150,001 - $200,000        92.67
$200,001 - $250,000        92.53
$250,001 - $300,000        91.06
$300,001 - $350,000        90.83
$350,001 - $400,000        90.52
$400,001 & Above           84.69
-------------------   ----------
Total:                     91.38%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Current Rate            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
5.500 - 5.999%               32      $10,183,880      1.55%      5.770%        674    $318,246      76.82%       77.66%       92.22%
6.000 - 6.499%              116       28,907,875      4.39       6.260         669     249,206      71.48        73.76        84.51
6.500 - 6.999%              335       76,403,523     11.59       6.770         647     228,070      76.10        79.67        77.71
7.000 - 7.499%              334       70,311,009     10.67       7.258         635     210,512      77.61        83.07        75.22
7.500 - 7.999%              548      113,796,555     17.27       7.757         616     207,658      79.13        82.91        62.47
8.000 - 8.499%              412       78,710,775     11.94       8.252         598     191,046      78.69        81.81        66.93
8.500 - 8.999%              604      109,711,627     16.65       8.745         583     181,642      80.18        81.89        56.49
9.000% & Above            1,218      171,060,281     25.95       9.835         563     140,444      80.41        81.30        56.82
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Current Rate           Occupied
-------------------   ----------
5.500 - 5.999%             96.86%
6.000 - 6.499%             97.72
6.500 - 6.999%             95.46
7.000 - 7.499%             95.65
7.500 - 7.999%             93.22
8.000 - 8.499%             89.52
8.500 - 8.999%             87.08
9.000% & Above             88.82
-------------------   ----------
Total:                     91.38%

                          Distribution by Credit Score

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Credit Score            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
740 & Above                  58      $12,373,547      1.88%      7.400%        764    $213,337      77.76%       82.68%       47.11%
720 - 739                    41        9,370,359      1.42       7.188         727     228,545      80.10        83.24        49.40
700 - 719                   101       21,438,370      3.25       7.274         709     212,261      80.77        85.53        51.60
680 - 699                   133       27,149,331      4.12       7.546         689     204,130      79.92        84.77        47.88
660 - 679                   302       61,231,143      9.29       7.563         669     202,752      80.85        85.47        53.31
640 - 659                   512       99,232,583     15.06       7.813         648     193,814      81.50        86.89        52.58
620 - 639                   565      104,787,992     15.90       7.904         630     185,465      81.60        84.68        65.06
600 - 619                   235       39,203,156      5.95       8.127         613     166,822      80.37        83.97        68.62
580 - 599                    21        4,127,310      0.63       8.499         580     196,539      79.20        79.48        54.12
560 - 579                   171       30,048,463      4.56       8.582         562     175,722      76.88        77.25        69.25
540 - 559                   518       91,813,344     13.93       8.724         551     177,246      76.29        76.86        70.77
520 - 539                   517       90,818,591     13.78       8.989         531     175,665      75.49        75.99        79.03
500 - 519                   425       67,491,335     10.24       9.278         510     158,803      74.36        74.81        81.24
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Credit Score           Occupied
-------------------   ----------
740 & Above                68.22%
720 - 739                  84.44
700 - 719                  80.56
680 - 699                  77.59
660 - 679                  86.38
640 - 659                  88.37
620 - 639                  90.43
600 - 619                  93.22
580 - 599                  98.79
560 - 579                  95.82
540 - 559                  97.03
520 - 539                  96.61
500 - 519                  97.84
-------------------   ----------
Total:                     91.38%

                              Distribution by Lien

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Lien                    Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1                         3,517     $655,539,618     99.46%      8.242%        603    $186,392      78.58%       81.25%       65.04%
2                            82        3,545,906      0.54      10.926         654      43,243      99.89        99.89        75.17
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Lien                   Occupied
-------------------   ----------
1                          91.34%
2                         100.00
-------------------   ----------
Total:                     91.38%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Combined              Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Original LTV            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
60.00% & Below              334      $57,733,915      8.76%      7.832%        593    $172,856      50.05%       50.28%       64.58%
60.01 - 70.00%              407       77,993,044     11.83       8.197         578     191,629      66.32        66.69        64.36
70.01 - 80.00%            1,389      248,971,279     37.78       8.200         603     179,245      78.13        84.68        63.39
80.01 - 85.00%              575      108,438,746     16.45       8.506         585     188,589      84.47        85.01        70.57
85.01 - 90.00%              542      106,470,933     16.15       8.327         624     196,441      89.53        89.70        61.16
90.01 - 95.00%              250       52,158,397      7.91       8.159         645     208,634      94.52        94.52        70.82
95.01 - 100.00%             102        7,319,210      1.11      10.084         652      71,757      99.98        99.98        70.27
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


Combined              Pct. Owner
Original LTV           Occupied
-------------------   ----------
60.00% & Below             93.28%
60.01 - 70.00%             94.36
70.01 - 80.00%             92.71
80.01 - 85.00%             90.25
85.01 - 90.00%             84.64
90.01 - 95.00%             93.42
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     91.38%

                          Distribution by Original LTV

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Original LTV            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
60.00% & Below              416      $61,279,821      9.30%      8.011%        597    $147,307      52.93%       53.15%       65.19%
60.01 - 70.00%              407       77,993,044     11.83       8.197         578     191,629      66.32        66.69        64.36
70.01 - 80.00%            1,389      248,971,279     37.78       8.200         603     179,245      78.13        84.68        63.39
80.01 - 85.00%              575      108,438,746     16.45       8.506         585     188,589      84.47        85.01        70.57
85.01 - 90.00%              542      106,470,933     16.15       8.327         624     196,441      89.53        89.70        61.16
90.01 - 95.00%              248       52,108,490      7.91       8.158         645     210,115      94.52        94.52        70.79
95.01 - 100.00%              22        3,823,211      0.58       9.282         649     173,782     100.00       100.00        66.11
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Original LTV           Occupied
-------------------   ----------
60.00% & Below             93.67%
60.01 - 70.00%             94.36
70.01 - 80.00%             92.71
80.01 - 85.00%             90.25
85.01 - 90.00%             84.64
90.01 - 95.00%             93.42
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     91.38%

                         Distribution by Documentation

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Documentation           Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Full Doc                  2,499     $429,029,379     65.09%      8.101%        593    $171,680      78.70%       81.16%      100.00%
Stated Doc                1,049      220,742,671     33.49       8.564         625     210,432      78.75        81.74         0.00
Limited Doc                  51        9,313,473      1.41       8.102         596     182,617      77.66        80.83         0.00
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Documentation          Occupied
-------------------   ----------
Full Doc                   95.09%
Stated Doc                 83.98
Limited Doc                96.25
-------------------   ----------
Total:                     91.38%

                             Distribution by Purpose

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Purpose                 Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Cashout Refi              2,490     $488,021,644     74.05%      8.265%        597    $195,993      77.49%       77.68%       64.07%
Rate/Term Refi              514       99,991,843     15.17       8.069         619     194,537      81.64        89.90        71.93
Purchase                    595       71,072,037     10.78       8.455         626     119,449      82.89        94.55        62.50
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Purpose                Occupied
-------------------   ----------
Cashout Refi               89.53%
Rate/Term Refi             94.30
Purchase                  100.00
-------------------   ----------
Total:                     91.38%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by First Time Home Buyer

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
First Time            Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Home Buyer              Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
N                         3,130     $604,038,937     91.65%      8.234%        602    $192,984      78.31%       80.03%       65.50%
Y                           469       55,046,587      8.35       8.502         624     117,370      82.93        95.86        60.66
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


First Time            Pct. Owner
Home Buyer             Occupied
-------------------   ----------
N                          90.60%
Y                         100.00
-------------------   ----------
Total:                     91.38%


                           Distribution by Occupancy

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Occupancy               Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Owner Occupied            3,304     $602,303,775     91.38%      8.221%        599    $182,295      78.53%       81.39%       67.73%
Investor                    256       48,459,034      7.35       8.675         652     189,293      81.21        81.25        35.88
Second Home                  39        8,322,714      1.26       8.310         633     213,403      76.02        79.17        44.15
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Occupancy              Occupied
-------------------   ----------
Owner Occupied            100.00%
Investor                    0.00
Second Home                 0.00
-------------------   ----------
Total:                     91.38%


                          Distribution by Property Type

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Property Type           Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Single Family             2,787     $484,700,015     73.54%      8.316%        599    $173,915      78.64%       80.97%       66.84%
PUD                         373       71,187,518     10.80       8.265         604     190,851      79.61        83.56        65.67
2 Family                    211       60,214,359      9.14       7.896         628     285,376      78.00        80.63        54.41
Condo                       216       38,815,980      5.89       8.056         624     179,704      79.04        83.61        62.16
3-4 Family                   12        4,167,651      0.63       8.245         642     347,304      76.81        77.08        33.57
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Property Type          Occupied
-------------------   ----------
Single Family              93.28%
PUD                        94.01
2 Family                   78.49
Condo                      85.15
3-4 Family                 70.71
-------------------   ----------
Total:                     91.38%

                             Distribution by State

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
State                   Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
CA                          558     $153,725,584     23.32%      7.716%        614    $275,494      75.04%       76.78%       55.65%
FL                          369       64,300,052      9.76       8.373         591     174,255      77.33        79.44        54.68
TX                          357       37,586,765      5.70       8.601         606     105,285      80.04        83.35        72.80
NY                          142       36,577,012      5.55       7.766         605     257,585      75.63        77.17        67.62
NJ                          147       35,559,712      5.40       8.441         605     241,903      78.53        80.83        55.59
AZ                          164       28,720,596      4.36       8.212         602     175,126      79.73        83.02        63.91
MD                          138       28,674,110      4.35       8.458         591     207,783      78.06        80.33        71.49
MA                           98       23,810,071      3.61       8.225         605     242,960      78.98        82.13        64.05
PA                          155       20,541,277      3.12       8.653         587     132,524      81.73        85.49        76.16
IL                          120       20,131,348      3.05       8.384         609     167,761      82.99        87.86        75.35
Other                     1,351      209,458,998     31.78       8.540         602     155,040      81.33        84.54        72.35
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
State                  Occupied
-------------------   ----------
CA                         90.47%
FL                         93.57
TX                         92.11
NY                         93.86
NJ                         89.90
AZ                         95.32
MD                         92.48
MA                         89.89
PA                         97.45
IL                         92.13
Other                      89.89
-------------------   ----------
Total:                     91.38%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Zip                     Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
92410                         8       $2,254,245      0.34%      7.824%        617    $281,781      84.43%       87.16%       36.00%
90003                         6        2,013,197      0.31       7.460         611     335,533      74.44        74.44        34.72
07011                         5        1,856,387      0.28       7.694         656     371,277      84.85        88.25        21.96
20774                         7        1,856,385      0.28       8.228         578     265,198      85.07        87.31       100.00
11208                         5        1,847,265      0.28       7.256         614     369,453      74.31        79.33        74.89
02124                         5        1,837,308      0.28       7.976         612     367,462      77.04        80.78        53.77
92301                         7        1,781,735      0.27       7.940         638     254,534      78.63        78.63        31.44
93535                         6        1,774,518      0.27       7.839         597     295,753      85.48        89.23        68.50
11434                         5        1,718,715      0.26       6.709         669     343,743      81.05        90.32        83.01
90047                         6        1,708,314      0.26       7.858         555     284,719      67.85        67.85        54.73
Other                     3,539      640,437,456     97.17       8.273         603     180,966      78.68        81.32        65.38
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Zip                    Occupied
-------------------   ----------
92410                     100.00%
90003                      79.88
07011                      67.55
20774                     100.00
11208                     100.00
02124                      73.65
92301                      69.92
93535                     100.00
11434                     100.00
90047                     100.00
Other                      91.45
-------------------   ----------
Total:                     91.38%

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
Remaining                                          Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Months To             Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Maturity                Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1 - 180                      43       $4,292,839      0.65%      8.288%        617     $99,833      70.61%       70.61%       77.88%
181 - 240                    29        3,670,309      0.56       7.769         628     126,562      72.73        73.75        82.13
241 - 360                 3,527      651,122,376     98.79       8.258         604     184,611      78.79        81.46        64.91
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


Remaining
Months To             Pct. Owner
Maturity               Occupied
-------------------   ----------
1 - 180                   100.00%
181 - 240                  98.15
241 - 360                  91.29
-------------------   ----------
Total:                     91.38%


                        Distribution by Amortization Type

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Initial               Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Amortization Type     of Loans       Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
10 YR FIXED                   4         $298,270      0.05%      7.213%        677     $74,567      60.01%       60.01%       82.57%
15 YR FIXED                  39        3,994,569      0.61       8.368         612     102,425      71.40        71.40        77.53
2 YR ARM                    897      142,466,747     21.62       8.620         592     158,826      79.77        82.29        62.70
2 YR ARM BALLOON 40/30    1,226      255,923,977     38.83       8.399         586     208,747      78.34        80.40        61.96
2 YR ARM IO                 215       55,379,412      8.40       7.397         666     257,579      81.54        87.16        51.40
20 YR FIXED                  29        3,670,309      0.56       7.769         628     126,562      72.73        73.75        82.13
25 YR FIXED                   5          599,230      0.09       6.904         668     119,846      75.48        75.48       100.00
3 YR ARM                    100       15,160,079      2.30       8.442         610     151,601      82.39        86.55        66.96
3 YR ARM BALLOON 40/30      177       35,703,851      5.42       8.124         596     201,717      78.81        81.94        69.65
3 YR ARM IO                  59       15,246,780      2.31       7.240         662     258,420      84.93        92.95        75.54
30 YR FIXED                 566       74,141,373     11.25       8.197         623     130,992      75.93        77.72        78.85
FIXED BALLOON 40/30         282       56,500,927      8.57       7.961         612     200,358      76.78        78.82        72.06
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


Initial               Pct. Owner
Amortization Type      Occupied
-------------------   ----------
10 YR FIXED               100.00%
15 YR FIXED               100.00
2 YR ARM                   88.32
2 YR ARM BALLOON 40/30     88.33
2 YR ARM IO                97.44
20 YR FIXED                98.15
25 YR FIXED                83.31
3 YR ARM                   95.24
3 YR ARM BALLOON 40/30     93.75
3 YR ARM IO               100.00
30 YR FIXED                96.39
FIXED BALLOON 40/30        94.58
-------------------   ----------
Total:                     91.38%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Initial               Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Periodic Cap            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1.000%                       18       $3,013,971      0.46%      8.625%        584    $167,443      74.55%       75.36%       63.43%
1.500%                        4          594,152      0.09       8.758         643     148,538      75.62        75.62        42.62
2.000%                    2,651      516,099,300     78.31       8.298         600     194,681      79.45        82.35        62.11
3.000%                        1          173,423      0.03       8.900         515     173,423      66.73        66.73       100.00
N/A                         925      139,204,677     21.12       8.087         619     150,492      76.03        77.83        76.24
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


Initial               Pct. Owner
Periodic Cap           Occupied
-------------------   ----------
1.000%                     91.52%
1.500%                     74.79
2.000%                     90.22
3.000%                    100.00
N/A                        95.75
-------------------   ----------
Total:                     91.38%

                          Distribution by Periodic Cap

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Periodic Cap            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1.000%                       19       $3,187,395      0.48%      8.640%        580    $167,758      74.13%       74.89%       65.42%
1.500%                    2,655      516,693,452     78.40       8.299         600     194,611      79.45        82.34        62.09
N/A                         925      139,204,677     21.12       8.087         619     150,492      76.03        77.83        76.24
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Periodic Cap           Occupied
-------------------   ----------
1.000%                     91.98%
1.500%                     90.20
N/A                        95.75
-------------------   ----------
Total:                     91.38%

                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Months To             Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Rate Reset              Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
13 - 24                   2,338     $453,770,135     68.85%      8.346%        598    $194,085      79.18%       81.82%       60.90%
25 - 36                     336       66,110,711     10.03       7.993         614     196,758      81.04        85.54        70.39
N/A                         925      139,204,677     21.12       8.087         619     150,492      76.03        77.83        76.24
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


Months To             Pct. Owner
Rate Reset             Occupied
-------------------   ----------
13 - 24                    89.44%
25 - 36                    95.53
N/A                        95.75
-------------------   ----------
Total:                     91.38%

                       Distribution by Life Maximum Rate

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Life Maximum Rate       Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
0.000% & Below              925     $139,204,677     21.12%      8.087%        619    $150,492      76.03%       77.83%       76.24%
12.500 - 12.999%             33       10,297,595      1.56       5.783         673     312,048      76.94        77.77        92.31
13.000 - 13.499%             62       16,824,098      2.55       6.255         662     271,356      74.76        77.74        83.33
13.500 - 13.999%            200       47,555,403      7.22       6.799         643     237,777      78.04        83.37        74.13
14.000 - 14.499%            256       55,775,980      8.46       7.278         631     217,875      78.16        84.55        72.66
14.500 - 14.999%            443       95,419,996     14.48       7.767         614     215,395      79.47        83.24        59.23
15.000 - 15.499%            324       64,149,611      9.73       8.266         597     197,993      78.84        82.02        66.51
15.500 - 15.999%            497       94,999,250     14.41       8.745         583     191,145      80.77        82.38        54.68
16.000% & Above             859      134,858,914     20.46       9.783         561     156,995      80.47        81.29        53.73
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Life Maximum Rate      Occupied
-------------------   ----------
0.000% & Below             95.75%
12.500 - 12.999%           96.90
13.000 - 13.499%           96.08
13.500 - 13.999%           95.63
14.000 - 14.499%           95.46
14.500 - 14.999%           92.39
15.000 - 15.499%           87.30
15.500 - 15.999%           86.32
16.000% & Above            87.48
-------------------   ----------
Total:                     91.38%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Margin                  Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
0.000% & Below              925     $139,204,677     21.12%      8.087%        619    $150,492      76.03%       77.83%       76.24%
0.001 - 4.999%                1          185,441      0.03      10.000         534     185,441      70.00        70.00       100.00
5.000 - 5.499%                9        1,656,899      0.25       8.597         586     184,100      81.12        81.12        49.52
5.500 - 5.999%              487       97,964,237     14.86       7.851         620     201,159      80.49        84.97        70.01
6.000 - 6.499%            1,681      322,212,265     48.89       8.186         605     191,679      80.59        83.77        62.12
6.500 - 6.999%              307       61,501,986      9.33       8.958         569     200,332      77.59        77.77        48.45
7.000 - 7.499%              166       33,421,616      5.07       9.368         551     201,335      69.05        69.66        62.07
7.500 - 7.999%               23        2,938,403      0.45       9.756         539     127,757      70.64        71.16        88.81
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    3,599     $659,085,524    100.00%      8.256%        604    $183,130      78.70%       81.35%       65.09%


                      Pct. Owner
Margin                 Occupied
-------------------   ----------
0.000% & Below             95.75%
0.001 - 4.999%            100.00
5.000 - 5.499%            100.00
5.500 - 5.999%             91.13
6.000 - 6.499%             90.10
6.500 - 6.999%             86.73
7.000 - 7.499%             93.91
7.500 - 7.999%             97.24
-------------------   ----------
Total:                     91.38%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                          The Mortgage Loans - Group 2

Aggregate Scheduled Principal Balance:                           $1,254,933,653
Number of Mortgage Loans:                                                 6,201
Average Scheduled Principal Balance:                                   $202,376
Weighted Average Gross Interest Rate:                                    8.304%
Weighted Average Interest Rate:(2)                                       7.794%
Weighted Average Current FICO Score:                                        632
Weighted Average Original LTV Ratio:                                     76.56%
Weighted Average Combined Original LTV Ratio:(3)                         83.17%
Weighted Average Combined LTV with Silent Seconds:(3)                    89.66%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          1
Weighted Average Months to Roll:(4)                                          24
Weighted Average Gross Margin:(4)                                        6.173%
Weighted Average Initial Rate Cap:(4)                                    1.996%
Weighted Average Periodic Rate Cap:(4)                                   1.498%
Weighted Average Gross Maximum Lifetime Rate:(4)                        15.056%
Percentage of Mortgage Loans with Silent Seconds:(5)                     26.67%
Weighted Average Debt to Income Ratio at Origination:                    41.41%
Percentage of Mortgage Loans with Mortgage Insurance:                     0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Interest Rate is equivalent to the Weighted Average Gross Interest Rate less the Expense Fee Rate.
(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate lien mortgage loans outside of the mortgage pool secured by the same mortgaged properties, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Current Principal     Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Balance                 Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
$50,000 & Below             725      $22,878,683      1.82%     10.725%        646     $31,557      97.67%       97.74%       69.36%
$50,001 - $75,000           823       50,826,302      4.05      10.244         628      61,757      89.86        90.68        61.27
$75,001 - $100,000          661       57,723,177      4.60       9.719         630      87,327      87.87        90.65        57.33
$100,001 - $125,000         573       64,067,879      5.11       9.319         627     111,811      85.39        89.74        58.18
$125,001 - $150,000         415       57,113,994      4.55       8.919         626     137,624      83.68        89.70        57.97
$150,001 - $200,000         681      118,742,759      9.46       8.492         621     174,365      80.82        87.77        59.57
$200,001 - $250,000         477      106,981,694      8.52       8.060         622     224,280      81.26        89.45        54.65
$250,001 - $300,000         389      106,929,533      8.52       8.098         627     274,883      81.33        88.70        46.70
$300,001 - $350,000         296       96,087,232      7.66       8.063         628     324,619      82.18        90.78        46.88
$350,001 - $400,000         250       93,611,850      7.46       7.851         630     374,447      81.94        90.64        40.86
$400,001 & Above            911      479,970,550     38.25       7.796         640     526,861      82.72        89.35        43.45
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


Current Principal     Pct. Owner
Balance                Occupied
-------------------   ----------
$50,000 & Below            90.09%
$50,001 - $75,000          78.38
$75,001 - $100,000         84.38
$100,001 - $125,000        88.04
$125,001 - $150,000        87.97
$150,001 - $200,000        89.06
$200,001 - $250,000        89.18
$250,001 - $300,000        84.80
$300,001 - $350,000        90.43
$350,001 - $400,000        88.90
$400,001 & Above           94.41
-------------------   ----------
Total:                     90.12%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Current Rate            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
5.500 - 5.999%               41      $14,619,195      1.16%      5.801%        663    $356,566      76.39%       84.92%       92.82%
6.000 - 6.499%              128       48,104,485      3.83       6.300         658     375,816      76.01        83.99        87.57
6.500 - 6.999%              392      136,182,488     10.85       6.771         643     347,404      78.33        87.02        72.87
7.000 - 7.499%              518      165,587,837     13.19       7.255         642     319,668      79.96        90.97        58.30
7.500 - 7.999%              859      236,196,188     18.82       7.763         635     274,966      81.42        90.47        51.20
8.000 - 8.499%              662      161,253,684     12.85       8.236         626     243,586      81.93        89.05        45.95
8.500 - 8.999%              825      182,717,374     14.56       8.745         615     221,476      84.00        88.46        37.27
9.000% & Above            2,776      310,272,402     24.72      10.155         626     111,770      89.95        91.63        34.44
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Current Rate           Occupied
-------------------   ----------
5.500 - 5.999%             94.65%
6.000 - 6.499%             95.44
6.500 - 6.999%             97.11
7.000 - 7.499%             97.57
7.500 - 7.999%             93.11
8.000 - 8.499%             90.98
8.500 - 8.999%             87.28
9.000% & Above             80.98
-------------------   ----------
Total:                     90.12%


                          Distribution by Credit Score

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Credit Score            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
740 & Above                 229      $47,465,361      3.78%      8.153%        766    $207,272      85.57%       94.91%       43.06%
720 - 739                   148       30,186,674      2.41       8.273         729     203,964      83.68        95.29        19.62
700 - 719                   274       59,482,897      4.74       8.151         709     217,091      84.43        95.76        20.60
680 - 699                   367       79,829,768      6.36       8.107         688     217,520      84.98        94.73        27.54
660 - 679                   648      134,447,545     10.71       8.302         669     207,481      85.09        95.80        26.55
640 - 659                   821      174,527,039     13.91       8.279         649     212,579      85.20        95.44        35.94
620 - 639                   730      143,350,016     11.42       8.104         629     196,370      85.26        92.54        68.11
600 - 619                 1,214      234,675,147     18.70       8.162         609     193,307      82.80        88.22        67.69
580 - 599                   850      169,795,385     13.53       8.490         590     199,759      81.62        82.12        54.71
560 - 579                   581      112,920,839      9.00       8.572         571     194,356      79.09        80.05        62.39
540 - 559                   137       30,777,134      2.45       8.773         552     224,651      79.73        81.81        51.68
520 - 539                   120       23,907,711      1.91       8.793         531     199,231      74.63        77.18        67.22
500 - 519                    82       13,568,138      1.08       9.203         509     165,465      73.39        75.57        78.12
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Credit Score           Occupied
-------------------   ----------
740 & Above                77.13%
720 - 739                  79.24
700 - 719                  87.21
680 - 699                  84.07
660 - 679                  84.91
640 - 659                  88.26
620 - 639                  91.82
600 - 619                  94.50
580 - 599                  92.45
560 - 579                  95.69
540 - 559                  92.12
520 - 539                  98.81
500 - 519                  94.26
-------------------   ----------
Total:                     90.12%

                              Distribution by Lien

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Lien                    Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1                         4,570   $1,151,241,588     91.74%      8.061%        629    $251,913      81.67%       88.74%       49.69%
2                         1,631      103,692,066      8.26      11.003         667      63,576      99.87        99.87        47.63
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Lien                   Occupied
-------------------   ----------
1                          89.66%
2                          95.15
-------------------   ----------
Total:                     90.12%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Combined              Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Original LTV            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
60.00% & Below              267      $50,186,136      4.00%      7.617%        597    $187,963      50.91%       50.91%       61.52%
60.01 - 70.00%              268       63,462,139      5.06       7.732         603     236,799      66.50        66.96        53.30
70.01 - 80.00%            2,123      557,138,265     44.40       7.791         642     262,430      79.25        93.34        45.62
80.01 - 85.00%              512      125,514,144     10.00       8.313         603     245,145      84.41        85.76        55.62
85.01 - 90.00%              977      231,576,504     18.45       8.545         619     237,028      89.72        90.08        47.93
90.01 - 95.00%              432      119,449,954      9.52       8.436         637     276,505      94.78        94.83        59.30
95.01 - 100.00%           1,622      107,606,512      8.57      10.947         667      66,342      99.97        99.97        47.34
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


Combined              Pct. Owner
Original LTV           Occupied
-------------------   ----------
60.00% & Below             95.56%
60.01 - 70.00%             94.56
70.01 - 80.00%             92.36
80.01 - 85.00%             87.52
85.01 - 90.00%             82.89
90.01 - 95.00%             87.01
95.01 - 100.00%            95.38
-------------------   ----------
Total:                     90.12%

                          Distribution by Original LTV

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Original LTV            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
60.00% & Below            1,898     $153,878,202     12.26%      9.898%        644     $81,074      83.91%       83.91%       52.16%
60.01 - 70.00%              268       63,462,139      5.06       7.732         603     236,799      66.50        66.96        53.30
70.01 - 80.00%            2,123      557,138,265     44.40       7.791         642     262,430      79.25        93.34        45.62
80.01 - 85.00%              511      125,404,791      9.99       8.313         603     245,411      84.41        85.76        55.67
85.01 - 90.00%              973      231,296,133     18.43       8.541         619     237,714      89.72        90.08        47.89
90.01 - 95.00%              409      118,407,235      9.44       8.417         637     289,504      94.79        94.83        59.22
95.01 - 100.00%              19        5,346,889      0.43       9.780         656     281,415      99.82        99.82        46.58
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Original LTV           Occupied
-------------------   ----------
60.00% & Below             95.28%
60.01 - 70.00%             94.56
70.01 - 80.00%             92.36
80.01 - 85.00%             87.51
85.01 - 90.00%             82.87
90.01 - 95.00%             86.94
95.01 - 100.00%           100.00
-------------------   ----------
Total:                     90.12%

                         Distribution by Documentation

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Documentation           Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Full Doc                  3,470     $621,443,905     49.52%      7.970%        618    $179,090      82.97%       88.74%      100.00%
Stated Doc                2,639      614,024,935     48.93       8.650         645     232,673      83.41        90.47         0.00
Limited Doc                  92       19,464,813      1.55       8.067         639     211,574      82.54        93.34         0.00
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Documentation          Occupied
-------------------   ----------
Full Doc                   93.26%
Stated Doc                 86.72
Limited Doc                96.85
-------------------   ----------
Total:                     90.12%

                             Distribution by Purpose

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Purpose                 Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Purchase                  3,727     $646,279,617     51.50%      8.466%        653    $173,405      85.24%       96.58%       42.03%
Cashout Refi              2,143      523,795,560     41.74       8.168         608     244,422      80.83        80.96        55.84
Rate/Term Refi              331       84,858,476      6.76       7.916         620     256,370      81.92        90.67        67.55
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Purpose                Occupied
-------------------   ----------
Purchase                   86.48%
Cashout Refi               93.39
Rate/Term Refi             97.62
-------------------   ----------
Total:                     90.12%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by First Time Home Buyer

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
First Time            Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Home Buyer              Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
N                         4,019     $896,826,989     71.46%      8.254%        625    $223,147      82.55%       86.53%       52.32%
Y                         2,182      358,106,664     28.54       8.431         648     164,119      84.75        97.49        42.50
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


First Time            Pct. Owner
Home Buyer             Occupied
-------------------   ----------
N                          87.62%
Y                          96.37
-------------------   ----------
Total:                     90.12%

                           Distribution by Occupancy

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Occupancy               Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Owner Occupied            5,442   $1,130,899,203     90.12%      8.231%        629    $207,809      82.95%       89.66%       51.25%
Investor                    487       81,161,217      6.47       9.137         651     166,655      85.67        86.18        38.28
Second Home                 272       42,873,233      3.42       8.677         665     157,622      84.26        96.13        25.18
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Occupancy              Occupied
-------------------   ----------
Owner Occupied            100.00%
Investor                    0.00
Second Home                 0.00
-------------------   ----------
Total:                     90.12%

                         Distribution by Property Type

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Property Type           Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Single Family             4,499     $893,091,287     71.17%      8.299%        628    $198,509      82.96%       88.99%       49.84%
PUD                         872      176,204,402     14.04       8.224         635     202,069      83.72        91.91        55.01
2 Family                    362       97,896,336      7.80       8.392         651     270,432      83.98        90.78        37.05
Condo                       450       81,317,643      6.48       8.351         640     180,706      83.23        91.11        49.29
3-4 Family                   18        6,423,985      0.51       9.297         641     356,888      85.19        85.19        47.02
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Property Type          Occupied
-------------------   ----------
Single Family              92.09%
PUD                        91.00
2 Family                   81.40
Condo                      80.44
3-4 Family                 47.05
-------------------   ----------
Total:                     90.12%

                             Distribution by State

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
State                   Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
CA                        1,631     $501,882,311     39.99%      8.001%        640    $307,714      82.72%       90.51%       42.20%
FL                          617      113,476,864      9.04       8.411         625     183,917      81.79        87.39        46.15
NY                          297       92,347,392      7.36       8.174         645     310,934      83.82        89.88        37.84
TX                          588       55,893,428      4.45       8.607         626      95,057      83.10        90.98        63.94
NJ                          211       49,264,135      3.93       8.593         630     233,479      83.18        88.87        46.63
MD                          170       39,932,525      3.18       8.315         616     234,897      82.73        86.09        62.80
AZ                          193       34,548,618      2.75       8.190         620     179,008      81.15        86.41        52.98
IL                          179       30,348,851      2.42       8.655         628     169,547      84.66        90.97        62.99
MA                          114       28,017,497      2.23       8.572         627     245,768      82.99        86.14        45.62
WA                          100       22,739,403      1.81       8.290         617     227,394      84.36        87.93        67.83
Other                     2,101      286,482,630     22.83       8.677         622     136,355      84.39        90.12        60.37
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
State                  Occupied
-------------------   ----------
CA                         94.71%
FL                         87.98
NY                         91.00
TX                         89.57
NJ                         85.51
MD                         94.74
AZ                         86.49
IL                         89.89
MA                         89.10
WA                         91.74
Other                      83.31
-------------------   ----------
Total:                     90.12%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Zip

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Zip                     Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
91342                        13       $4,788,275      0.38%      7.803%        649    $368,329      85.90%       91.20%       30.56%
92503                        12        4,673,813      0.37       8.249         637     389,484      84.96        97.28        42.74
96706                        15        4,573,846      0.36       7.410         665     304,923      82.66       100.00        52.02
93551                        11        3,773,584      0.30       8.094         616     343,053      86.95        95.00        75.96
92880                         7        3,724,595      0.30       7.426         661     532,085      88.38        95.81        47.53
92336                        14        3,661,769      0.29       8.516         624     261,555      81.41        92.50        36.63
92883                         7        3,493,981      0.28       7.556         697     499,140      82.30        98.85        73.77
92707                        10        3,047,289      0.24       7.593         654     304,729      81.62        96.03        12.04
92557                        12        2,956,438      0.24       7.664         653     246,370      80.18        86.97        54.95
92345                        15        2,947,507      0.23       7.957         662     196,500      83.87        91.55        35.55
Other                     6,085    1,217,292,557     97.00       8.319         631     200,048      83.15        89.50        49.62
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Zip                    Occupied
-------------------   ----------
91342                      72.50%
92503                     100.00
96706                      90.55
93551                      87.98
92880                     100.00
92336                     100.00
92883                     100.00
92707                     100.00
92557                     100.00
92345                      86.21
Other                      90.02
-------------------   ----------
Total:                     90.12%

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
Remaining                                          Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Months To             Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Maturity                Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1 - 180                      21       $1,276,639      0.10%      8.975%        617     $60,792      67.19%       68.80%       63.89%
181 - 240                    19        1,675,755      0.13       8.079         623      88,198      68.31        68.31        88.19
241 - 360                 6,160    1,251,887,310     99.76       8.304         632     203,228      83.21        89.71        49.46
421 - 480                     1           93,949      0.01       8.175         585      93,949      40.87        40.87         0.00
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


Remaining
Months To             Pct. Owner
Maturity               Occupied
-------------------   ----------
1 - 180                    95.03%
181 - 240                  96.04
241 - 360                  90.10
421 - 480                 100.00
-------------------   ----------
Total:                     90.12%

                       Distribution by Amortization Type

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Amortization Type       Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
10 YR FIXED                   2         $133,705      0.01%      6.785%        632     $66,852      54.44%       54.44%      100.00%
15 YR FIXED                  19        1,142,935      0.09       9.232         615      60,154      68.68        70.48        59.67
2 YR ARM                  1,178      208,804,447     16.64       8.568         618     177,253      82.28        87.82        47.87
2 YR ARM 40/40                1           93,949      0.01       8.175         585      93,949      40.87        40.87         0.00
2 YR ARM BALLOON 40/30    1,370      379,055,239     30.21       8.250         620     276,683      82.39        88.18        38.53
2 YR ARM IO                 783      283,663,257     22.60       7.487         647     362,277      82.36        92.80        55.03
20 YR FIXED                  19        1,675,755      0.13       8.079         623      88,198      68.31        68.31        88.19
25 YR FIXED                   1           96,897      0.01       7.950         607      96,897      77.60        77.60       100.00
3 YR ARM                    124       23,045,595      1.84       8.271         625     185,852      82.26        90.07        58.55
3 YR ARM BALLOON 40/30      191       54,381,413      4.33       8.145         627     284,719      82.38        88.95        39.97
3 YR ARM IO                 159       48,320,384      3.85       7.542         640     303,902      81.45        91.81        72.84
30 YR FIXED               2,029      164,231,323     13.09       9.974         648      80,942      91.33        92.55        57.63
30 YR FIXED IO               77       21,477,982      1.71       7.742         646     278,935      78.67        82.48        77.96
FIXED BALLOON 40/30         248       68,810,774      5.48       8.032         636     277,463      78.40        85.69        51.07
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Amortization Type      Occupied
-------------------   ----------
10 YR FIXED               100.00%
15 YR FIXED                94.45
2 YR ARM                   81.96
2 YR ARM 40/40            100.00
2 YR ARM BALLOON 40/30     86.12
2 YR ARM IO                97.26
20 YR FIXED                96.04
25 YR FIXED                 0.00
3 YR ARM                   91.45
3 YR ARM BALLOON 40/30     88.31
3 YR ARM IO                96.86
30 YR FIXED                93.66
30 YR FIXED IO             98.35
FIXED BALLOON 40/30        92.57
-------------------   ----------
Total:                     90.12%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Initial               Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Periodic Cap            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1.000%                       22       $4,431,250      0.35%      8.580%        587    $201,420      79.35%       82.11%       55.48%
1.500%                        5          912,370      0.07       9.755         613     182,474      84.15        87.76        17.30
2.000%                    3,777      991,488,820     79.01       8.056         629     262,507      82.31        89.71        47.39
3.000%                        2          531,843      0.04       8.127         616     265,921      90.00        90.00        12.99
N/A                       2,395      257,569,370     20.52       9.251         644     107,545      86.55        89.60        57.82
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


Initial               Pct. Owner
Periodic Cap           Occupied
-------------------   ----------
1.000%                     91.63%
1.500%                     63.32
2.000%                     89.19
3.000%                     87.01
N/A                        93.74
-------------------   ----------
Total:                     90.12%

                          Distribution by Periodic Cap

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Periodic Cap            Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
1.000%                       22       $4,478,027      0.36%      8.525%        589    $203,547      80.39%       81.26%       45.61%
1.500%                    3,784      992,886,256     79.12       8.058         629     262,391      82.31        89.71        47.38
N/A                       2,395      257,569,370     20.52       9.251         644     107,545      86.55        89.60        57.82
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Periodic Cap           Occupied
-------------------   ----------
1.000%                     91.72%
1.500%                     89.17
N/A                        93.74
-------------------   ----------
Total:                     90.12%

                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
Months To             Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Rate Reset              Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
13 - 24                   3,332     $871,616,891     69.46%      8.078%        628    $261,590      82.35%       89.59%       46.13%
25 - 36                     474      125,747,392     10.02       7.936         632     265,290      82.00        90.25        56.00
N/A                       2,395      257,569,370     20.52       9.251         644     107,545      86.55        89.60        57.82
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


Months To             Pct. Owner
Rate Reset             Occupied
-------------------   ----------
13 - 24                    88.75%
25 - 36                    92.17
N/A                        93.74
-------------------   ----------
Total:                     90.12%

                       Distribution by Life Maximum Rate

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Life Maximum Rate       Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
0.000% & Below            2,395     $257,569,370     20.52%      9.251%        644    $107,545      86.55%       89.60%       57.82%
12.500 - 12.999%             41       14,619,195      1.16       5.801         663     356,566      76.39        84.92        92.82
13.000 - 13.499%            106       39,403,270      3.14       6.297         654     371,729      77.60        86.76        84.82
13.500 - 13.999%            319      113,039,821      9.01       6.787         641     354,357      79.56        89.56        70.41
14.000 - 14.499%            454      149,190,926     11.89       7.260         643     328,614      80.53        92.11        56.55
14.500 - 14.999%            705      202,328,405     16.12       7.766         635     286,991      81.86        91.32        48.29
15.000 - 15.499%            562      145,421,723     11.59       8.242         628     258,758      82.41        89.63        44.10
15.500 - 15.999%            645      155,537,214     12.39       8.744         613     241,143      84.25        88.63        35.18
16.000% & Above             974      177,823,730     14.17       9.705         607     182,571      85.78        87.84        25.31
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Life Maximum Rate      Occupied
-------------------   ----------
0.000% & Below             93.74%
12.500 - 12.999%           94.65
13.000 - 13.499%           96.87
13.500 - 13.999%           97.61
14.000 - 14.499%           97.49
14.500 - 14.999%           92.83
15.000 - 15.499%           90.13
15.500 - 15.999%           85.90
16.000% & Above            72.62
-------------------   ----------
Total:                     90.12%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                 Weighted
                                                              Wt. Avg.                             Avg
                                                   Pct. Of     Gross      Wt. Avg.     Avg.      Combined    Wt. Avg.
                      Number of     Principal      Pool By    Interest    Current    Principal   Original      CLTV       Pct. Full
Margin                  Loans        Balance       Balance      Rate        FICO      Balance      LTV       incld SS.       Doc
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
0.000% & Below            2,395     $257,569,370     20.52%      9.251%        644    $107,545      86.55%       89.60%       57.82%
5.000 - 5.499%                3          425,837      0.03       9.671         590     141,946      88.49        88.49        18.73
5.500 - 5.999%              764      226,815,953     18.07       7.702         639     296,880      82.66        91.36        60.60
6.000 - 6.499%            2,697      684,828,207     54.57       8.094         629     253,922      82.80        90.51        45.28
6.500 - 6.999%              242       63,386,438      5.05       8.635         599     261,927      79.73        80.80        23.02
7.000 - 7.499%               90       20,027,708      1.60       9.074         576     222,530      70.03        70.97        42.74
7.500 - 7.999%                5        1,033,345      0.08       8.786         575     206,669      78.88        78.88       100.00
8.000 - 8.499%                3          662,095      0.05       7.033         566     220,698      71.39        75.98       100.00
8.500 - 8.999%                1           69,066      0.01      10.650         566      69,066      90.00        90.00       100.00
9.500% & Above                1          115,634      0.01       8.375         640     115,634      80.00       100.00         0.00
-------------------   ---------   --------------   -------    --------    --------   ---------   --------    ---------    ---------
Total:                    6,201   $1,254,933,653    100.00%      8.304%        632    $202,376      83.17%       89.66%       49.52%


                      Pct. Owner
Margin                 Occupied
-------------------   ----------
0.000% & Below             93.74%
5.000 - 5.499%            100.00
5.500 - 5.999%             91.58
6.000 - 6.499%             88.17
6.500 - 6.999%             90.61
7.000 - 7.499%             91.09
7.500 - 7.999%            100.00
8.000 - 8.499%            100.00
8.500 - 8.999%              0.00
9.500% & Above            100.00
-------------------   ----------
Total:                     90.12%

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                      A-51